Exhibit 10.1

EXECUTION VERSION

CREDIT AGREEMENT

dated as of July 12, 2023

among

LMF 2023-1, LLC,
as Borrower,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
as Lead Lender, and

COMPUTERSHARE TRUST COMPANY, N.A.,
as Loan Agent,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee,

and

VARIOUS FINANCIAL INSTITUTIONS AND OTHER PERSONS FROM TIME TO TIME,
as Lenders

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN OMITTED BY MEANS OF REDACTING A PORTION OF THE TEXT AND REPLACING IT WITH [REDACTED], PURSUANT TO REGULATION S-K ITEM 601(B) OF THE SECURITIES ACT OF 1933, AS AMENDED. CERTAIN CONFIDENTIAL INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS A TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1	Defined Terms	1
Section 1.2	Use of Defined Terms	1
Section 1.3	Interpretation	2
Section 1.4	Accounting Matters	3
Section 1.5	Conflict Between Transaction Documents	3
Section 1.6	Legal Representation of the Parties	3

ARTICLE II

COMMITMENTS

Section 2.1	Commitments of Each Lender	3
Section 2.2	Fees	4

ARTICLE III

LOANS AND LENDER NOTES

Section 3.1	Borrowing Procedure	4
Section 3.2	Lender Notes	5
Section 3.3	Principal Payments	6
Section 3.4	Interest	7
Section 3.5	Method and Place of Payment	8
Section 3.6	Subordination	8

ARTICLE IV

CONDITIONS TO LOANS

Section 4.1	Loan Date	8
Section 4.2	Opinions; Certificates	11

ARTICLE V

COVENANTS

Section 5.1	Maintenance of Office or Agency	11

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ARTICLE VI

EVENTS OF DEFAULT

Section 6.1	Events of Default	11
Section 6.2	Remedies	11

ARTICLE VII

THE Trustee AND THE LOAN AGENT

Section 7.1	Trustee	12
Section 7.2	Appointment of Agents	12
Section 7.3	Nature of Duties	12
Section 7.4	Lack of Reliance on Agents	13
Section 7.5	Certain Rights of the Agent	13
Section 7.6	Not Responsible for Recitals	18
Section 7.7	May Hold Loan	18
Section 7.8	Holders of Lender Notes; Transferee of Assignment Agreement	18
Section 7.9	Compensation and Reimbursement	19
Section 7.10	Agent Required; Eligibility	20
Section 7.11	Resignation and Removal of Agent; Appointment of Successor Agent	20
Section 7.12	Acceptance of Appointment by Successor Agent	21
Section 7.13	Merger, Conversion, Consolidation or Succession to Business of Agent	22
Section 7.14	Representations and Warranties of Agent	22

ARTICLE VIII

Material Modifications

Section 8.1	Material Modifications	23

ARTICLE IX

MISCELLANEOUS

Section 9.1	Payment of Expenses, etc.	23
Section 9.2	Right of Setoff	23
Section 9.3	Notices	23
Section 9.4	Benefit of Agreement	25
Section 9.5	No Waiver; Remedies Cumulative	27
Section 9.6	Payments Pro Rata	25
Section 9.7	Calculations; Computations	25
Section 9.8	Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial	28
Section 9.9	Counterparts	28

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-iii-

ANNEX I – Definitions
EXHIBIT A – Form of Lender Note
EXHIBIT B – Form of Assignment and Assumption Agreement
EXHIBIT C – Form of Confirmation of Registration

SCHEDULE 1 – Commitments and Percentages
SCHEDULE 2 – Lending Offices and Notice Data
SCHEDULE 3 – Wire Instructions

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CREDIT AGREEMENT

THIS CREDIT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”), dated as of July 12, 2023, is entered into by and among LMF 2023-1, LLC, a limited liability company organized under the law of the State of Delaware, as borrower (the “Borrower”), Massachusetts Mutual Life Insurance Company, as lead lender (“Lead Lender”), Computershare Trust Company, N.A. as loan agent (the “Loan Agent”), Wilmington Trust, National Association, as trustee under the Indenture (the “Trustee”) and various financial institutions and other Persons that are, or may become, parties hereto as Lenders (together with the Lead Lender, the “Lenders” and each a “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower is a limited liability company organized under the law of the State of Delaware for the purpose of investing on a leveraged basis and actively managing a diversified pool of Mortgage Assets (as such term and the other capitalized terms used in these recitals are defined in Section 1.1 (Defined Terms) below);

WHEREAS, the Borrower desires to obtain Commitments from the Lenders hereunder, pursuant to which the Loans shall be made, subject to the terms and conditions set forth herein; and

WHEREAS, the Lenders are willing, on the terms and conditions hereinafter set forth, to make such Loans;

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1      Defined Terms. As used in this Agreement, and unless the context requires a different meaning, capitalized terms used but not defined herein shall have the respective meanings set forth herein (or, if not so defined, in the Indenture).

Section 1.2      Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each Assignment Agreement, notice and other communication delivered from time to time in connection with this Agreement or any other Transaction Document.

Section 1.3      Interpretation. In this Agreement, unless a clear contrary intention appears:

(i)            the singular number includes the plural number and vice versa;

(ii)            reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(iii)          reference to any gender includes each other gender;

(iv)          reference to any agreement (including this Agreement and the Annex and Exhibits and Schedules hereto), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

(v)           reference to any Applicable Law means such Applicable Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder;

(vi)          unless the context indicates otherwise, reference to any Article, Section, Schedule, Annex or Exhibit means such Article, Section or Schedule hereof or Annex or Exhibit hereto;

(vii)         “hereunder,” “hereof,” “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;

(viii)        “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;

(ix)           relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”;

(x)           “will” shall be construed to have the same meaning and effect as the word “shall”; and

(xi)           reference to any rating by [REDACTED] or [REDACTED] includes any equivalent rating in a successor rating category of [REDACTED] or [REDACTED], or if [REDACTED] or [REDACTED] is no longer in the business of rating securities, an equivalent rating from another Rating Agency.

(xii)          references to the “Borrower” taking any action, having any power or authority or owning, holding or dealing with any asset shall be construed as a reference to such party, as the context may require.

Section 1.4      Accounting Matters. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

Section 1.5      Conflict Between Transaction Documents. If there is any conflict between this Agreement and the Indenture or any other Transaction Document, this Agreement, the Indenture and such other Transaction Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, (x) with respect to any obligations or duties of the Loan Agent, this Agreement shall prevail and (y) for all other purposes, the Indenture shall prevail and control and in any other case this Agreement shall prevail and control. It is understood and agreed that matters under the Indenture that require the consent of, or any act by, all or any portion of the Lenders shall be governed exclusively by the Indenture (including as amended or supplemented from time to time in accordance with the terms thereof), notwithstanding the fact that such matters are also addressed herein.

Section 1.6      Legal Representation of the Parties. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any other Transaction Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

ARTICLE II

COMMITMENTS

Section 2.1      Commitments of Each Lender. (i) On the Closing Date, subject to the terms and conditions of this Agreement, each Lender severally and for itself alone agrees to make the Class A Loans to the Borrower in a principal amount equal to such Lender’s Commitment.

(ii)           On the Closing Date, each Lender shall, subject to the terms and conditions hereof (including, without limitation, Section 4.1 and Section 4.2), severally, but not jointly, make a loan (each, a “Loan” or a “Class A Loan”) to the Borrower in a principal amount equal to such Lender’s Percentage of the Aggregate Commitment, which shall accrue interest at the Class A Rate applicable to the Class A Loans set forth in Section 2.7 in the Indenture (such rate, the “Loan Interest Rate”) and which shall have the same Stated Maturity Date as the Notes. The commitment of each Lender to make Loans under this Section 2.1(ii) is herein referred to as its “Commitment” and, together with its Percentage of the Aggregate Commitment, is set forth in Schedule 1 hereto.

(iii)          Each Loan shall be denominated in Dollars and in principal amount of at least $500,000 or a whole multiple of $1,000 in excess thereof. Subject to the terms hereof, the Borrower may from time to time prepay any Loan in accordance with the Indenture (including the Priority of Payments thereunder).

Section 2.2      Fees. The Borrower shall pay (or cause to be paid):

(a)           fees to the Loan Agent in the amount specified in the applicable Fee Letters, for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a collateral trustee or loan agent, as applicable, of an express trust), subject to and in accordance with the Indenture, including, without limitation, the Priority of Payments and such fees shall constitute Company Administrative Expenses and shall be payable solely from available funds in accordance with the Priority of Payments (or in such other manner in which Company Administrative Expenses are payable under the Indenture); and

(b)           the Lead Lender a single upfront fee concurrently with the Closing Date (such fee, the “Upfront Fee”), in an amount provided in that certain Fee Letter described in clause (ii) of the definition of “Fee Letters”.

ARTICLE III

LOANS AND LENDER NOTES

Section 3.1      Borrowing Procedure. The Borrower may only borrow Loans in accordance with this Section 3.1 (Borrowing Procedures) and Section 4.1 (Loan Dates).

(a)           Funding of the Borrowing. (i) No later than 10:00 a.m. New York time on the Closing Date, each Lender shall make available its pro rata share (based on such Lender’s Percentage) of the Aggregate Commitments in the manner provided below; provided that all conditions set forth in Article IV have been satisfied and, for the avoidance of doubt, no Lender shall have to make a Loan in excess of its Commitment. All such amounts shall be made available in Dollars, and in immediately available funds to the account designated by the Borrower and set forth below:

Bank: [REDACTED]

ABA/Routing # [REDACTED]

Account Number: [REDACTED]

Account Name: [REDACTED]

For further credit to: [REDACTED]

(ii)           Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitments and other commitments hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

(iii)          Use of Proceeds. The Borrower (or the Collateral Manager on behalf of the Borrower), in its capacity as Issuer under the Indenture, may use the proceeds of any Class A Loan for any purpose permitted in accordance with the Indenture, including without limitation towards any Company Administrative Expenses and/or the acquisition of any Mortgage Asset.

Section 3.2      Lender Notes. (i) On the Closing Date, the Borrower shall, to the extent requested by any Lender, (i) sign a Lender Note in the name of such Lender in the principal amount equal to such Lender’s Commitment, which Lender Notes shall be in Registered Form and dated the Closing Date and substantially in the form of Exhibit A (a “Lender Note”) and (ii) deliver such Lender Note to such Lender (with a copy to the Loan Agent). If requested by the Lead Lender, the Borrower shall obtain (or shall instruct an agent by separate written agreement to obtain on its behalf) a CUSIP or other loan identification number that is customary for the nature of the Loan made hereunder. To the extent the Lead Lender does not elect to receive a Lender Note, the Loan Agent shall, upon instruction of the Borrower, deliver to the Lead Lender a Confirmation of Registration in the form of Exhibit C hereto.

(ii)           The Borrower hereby irrevocably authorizes the Loan Agent to make (or cause to be made) appropriate notations on its internal records, which notations shall evidence, inter alia, the date and Aggregate Outstanding Amount of each Loan, and the related Loan Interest Rate. The notations on such internal records made by the Loan Agent shall be prima facie evidence (absent manifest error) of the principal amount thereof (and the stated interest thereon) owing and unpaid, but the failure to record any such amount, or any error therein, shall not limit or otherwise affect the obligations of the Borrower hereunder or under any applicable Lender Note to make payment of principal of or interest on the Loan when due. If the Lender Note has been mutilated, defaced, destroyed or lost, the Borrower shall, if requested by the applicable Lender, promptly execute and deliver to such Lender a new Lender Note; provided that for the avoidance of doubt, other than in the case of a replacement Lender Note to replace a Lender Note that has been mutilated, defaced, destroyed or lost, only one Lender Note shall be issued to any Lender and the Borrower shall not deliver a new Lender Note until the Lender Note has been mutilated, defaced, destroyed or lost and the applicable Lender has requested a new Lender Note, and in which case the Borrower shall deliver to the Holders, in lieu of the mutilated, defaced, destroyed, lost or stolen Lender Note, such new Lender Note; provided further that in the case of a Lender Note claimed to have been destroyed or lost, the Borrower shall not deliver a new Lender Note until it has received evidence reasonably satisfactory to it that such Lender Note has been so destroyed or lost; provided further that such new Lender Note shall be of like tenor (including the same date of issuance) and equal principal or face amount, registered in the same manner, dated the date of its issuance, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Lender Note and bearing a number not contemporaneously outstanding; provided further, that, in connection with the Stated Maturity Date of the Loan, each Lender shall surrender its Lender Note to the Borrower for payment of the Redemption Price or final payment of principal of the Loans in accordance with the Priority of Payments. Such surrender shall occur either at the address specified herein for the Borrower or, with respect to any Redemption Date, in accordance with the redemption notice delivered pursuant to the Indenture.

If, after delivery of such new Lender Note, a protected purchaser of the predecessor Lender Note presents for payment, transfer or exchange, such predecessor Lender Note, the Borrower, the Trustee and the Loan Agent shall be entitled to recover the new Lender Note from the Person to whom it was delivered or any Person taking therefrom, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Borrower, the Trustee and the Loan Agent in connection therewith.

In case the mutilated, defaced, destroyed, lost or stolen Lender Note has become due and payable, the Borrower in its discretion (but subject to the Lead Lender’s right to request a new Lender Note) may, instead of issuing a new Lender Note pay such Lender Note without requiring surrender thereof, except that any mutilated or defaced Lender Note shall be surrendered.

Upon the issuance of any new Lender Note under this Section 3.2, the Borrower may require the payment by the Lender thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including, as applicable, the fees and expenses of the Trustee and the Loan Agent) connected therewith.

If the Lender Note is surrendered for payment, registration of transfer, conversion, exchange or redemption, or mutilated, defaced or deemed lost or stolen, it shall be promptly canceled by the Borrower and may not be reissued or resold. The Lender Note may not be surrendered (including any surrender in connection with any abandonment, donation, gift, contribution or other event or circumstance) except for payment as provided herein, or for registration of transfer, exchange, conversion or redemption, or for replacement in connection with any Lender Note mutilated, defaced or deemed lost or stolen. The Lender Note shall, if surrendered to any Person other than the Borrower, be delivered to the Borrower. If the Lender Note is canceled and held by the Borrower, it shall be destroyed or held by the Borrower in accordance with its standard retention policy.

The provisions of this Section 3.2 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Lender Notes.

Section 3.3      Principal Payments.

(a)           Repayments and Prepayments. The Borrower shall make payments of unpaid principal of the Loans on each Payment Date to the extent provided in the Priority of Payments. Prior thereto, the Borrower is not required to repay principal on the Loan except to the extent payments are required (or allowed) pursuant to the Indenture and Section 3.3(c) (Mandatory Prepayment) herein, and may be voluntarily repaid (in whole but not in part) on any Payment Date following the Non-call Period to the extent payments are permitted pursuant to the Indenture or Section 3.3(d) (Optional Prepayment).

(b)           Application. Each prepayment of the Loans shall be subject to the terms of the Indenture (including the Priority of Payments set forth therein) and the requirement to pay Lenders on a pro rata basis as set forth in Section 9.6 (Payments Pro Rata). Without limiting the generality of the foregoing, the Loans shall constitute the Class A Loans under the Indenture and, as such, shall be subject to the terms and conditions of the Indenture applicable to the Class A Loans, and shall have the rights afforded in the Indenture and any other Transaction Documents to the Class A Loans.

(c)           Mandatory Prepayment. If, on any Determination Date, any Market Trigger is continuing or any Debt Protection Test fails to be satisfied, the Borrower shall apply (or cause to be applied) available amounts in the Payment Account pursuant to the Priority of Payments (as defined in the Indenture) on the related Payment Date to make payments on the Class A Loans as set forth in the Indenture (a “Mandatory Prepayment”).

(d)           Optional Prepayment. In connection with (i) an Optional Redemption pursuant to Section 9.1(c) of the Indenture or (ii) an Optional Class A Loan Prepayment pursuant to Section 9.6 of the Indenture, the Loans shall be repaid in whole (and the Commitments shall be terminated upon such repayment) in accordance with the procedures set forth therein (each of clause (i) and (ii) above, an “Optional Prepayment”).

Following receipt by the Loan Agent of a notice of prepayment of the Loans pursuant to Section 9.3 of the Indenture, the Collateral may be sold in accordance with Section 9.1 of the Indenture.

In connection with any Optional Prepayment pursuant to this Section 3.3(d) (Optional Prepayment), upon notification from the Borrower, the Trustee, the Majority Class B Noteholder or the Majority Class C Noteholder, as applicable, the Loan Agent shall notify the Lenders thereof in writing within the same time periods permitted for notice by the Note Administrator to the Holders of a Redemption Date under the Indenture.

Section 3.4      Interest.

(a)           Interest Rules and Calculations. (i) Interest on the Loans shall be payable on each Payment Date and on any date of prepayment or repayment of such Loans, commencing on the first Payment Date following the Closing Date in accordance with the terms of the Indenture (including the Priority of Payments set forth therein). Interest shall accrue during each Interest Accrual Period on the unpaid Aggregate Outstanding Amount of each Loan at the Loan Interest Rate, subject to the provisions of Section 2.1(ii).

(ii)           The Borrower shall make (or cause to be made) all payments of interest to the Loan Agent for the account of each Lender in accordance with Section 3.5 (Method and Place of Payment).

(iii)          [Reserved].

(iv)          In no event shall the rate of interest applicable to the Loans exceed the maximum rate permitted by Applicable Law.

(v)           Upon an assignment of any Loans pursuant to Section 9.4 (Benefit of Agreement), unless otherwise directed by the assignor Lender, the assigned portion of the applicable Loan shall trade without accrued interest and the Loan Agent shall, on the Payment Date immediately succeeding the date of assignment, disburse to (x) the assignor Lender the interest accrued on such assigned portion of the Loans from and including the previous Payment Date (or in the case of the first Interest Accrual Period, the Closing Date) to but excluding such date of assignment and (y) the assignee Lender the interest accrued on such assigned portion of the Loans from and including such date of assignment to but excluding such Payment Date, in each case in accordance with the Priority of Payments.

Section 3.5      Method and Place of Payment. To the extent funds are available pursuant to the Priority of Payments, all payments by the Borrower of principal and interest in respect of the Loans hereunder and all fees hereunder shall be made in accordance with the Indenture.

Section 3.6      Subordination.

(i)            Incorporation of Subordination Provisions of the Indenture. The Loans incurred pursuant to this Agreement are subject to, and each Lender shall be subject to, and shall enjoy the corresponding rights and benefits under, the subordination and remedy provisions set forth in Section 13 of the Indenture. Article XIII of the Indenture shall be binding upon each Lender as though such sections (and the corresponding defined terms) had been set forth herein in their entirety.

(ii)           Each Lender hereby acknowledges and agrees that its portion of the Loans is subject to the terms and conditions of this Agreement and the Indenture. Each Lender hereby agrees and acknowledges that its right to payment shall be subordinate and junior solely to the extent provided under the Priority of Payments (collectively, the “Senior Items”) in the Indenture. In the event that, notwithstanding the provisions of this Agreement and the Indenture, any Lender shall have received any payment or distribution in respect of its portion of its Loans contrary to the provisions of the Indenture or this Agreement, then, unless and until each Senior Item shall have been paid in full in Cash or, to the extent each recipient of such Senior Item consents, such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Trustee, which shall pay and deliver the same in respect of the Senior Items in accordance with the Indenture; provided, however, that if any such payment or distribution is made other than in Cash, it shall be held by the Trustee as part of the Collateral and subject in all respects to the provisions of the Indenture. Each Lender agrees with all recipients of Senior Items that such Lender shall not demand, accept, or receive any payment or distribution in respect of its portion of the Loans in violation of the provisions of the Indenture. Nothing in this Section 3.6(ii) (Subordination) shall affect the obligation of the Borrower to pay the Lenders hereunder.

ARTICLE IV

CONDITIONS TO LOANS

Section 4.1      Loan Date. The obligations of the Lenders to make a Loan on the Closing Date shall not become effective until each of the conditions set forth in this Article IV are satisfied, including the receipt by the Trustee of the following; provided that such condition shall be deemed satisfied to the extent a duplicate or corresponding condition is satisfied under Section 3.1 and Section 3.2 of the Indenture:

(i)            Officers’ Certificates of the Borrower Regarding Certain Matters. An Officer’s Certificate of the Borrower (A) evidencing the authorization by appropriate Resolutions of the execution and delivery of the Transaction Documents and the incurrence of the Loans by it and specifying the Stated Maturity Date, principal amount and interest rate of the Loans and (B) certifying that (1) the Resolutions attached to such Officer’s Certificate of the Borrower is a true and complete copy thereof, (2) such Resolutions have not been rescinded and are in full force and effect on and as of the Closing Date and (3) the Officers authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon.

(ii)           Governmental Approvals. From each of the Borrower either (A) a certificate of the Borrower or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel of the Borrower that no other authorization, approval or consent of any governmental body is required for the valid incurrence of the Loans or (B) an Opinion of Counsel of the Borrower that no such authorization, approval or consent of any governmental body is required for the valid incurrence of such Loans except as have been given.

(iii)          U.S. Counsel Opinions. Opinions of Cadwalader, Wickersham & Taft LLP, counsel to the Collateral Manager and special U.S. counsel to the Borrower, Locke Lord LLP, counsel to the Loan Agent, each dated the Closing Date, in each case either addressed to or allowed to be relied upon by the Lenders and in form and substance reasonably satisfactory to the Lenders.

(iv)          Conditions Under Indenture. Each of the conditions to Funding under Section 3.1 and Section 3.2 of the Indenture, as applicable, shall have been satisfied.

(v)           [Reserved].

(vi)          Officers’ Certificates of Borrower Regarding this Agreement and the Indenture. An Officer’s Certificate of the Borrower stating that, to the best of the signing officer’s knowledge, the Borrower is not in default under this Agreement or the Indenture and that the incurrence of the Loans by it will not result in a default or a breach of any of the terms, conditions or provisions of, or constitute a default under, its organizational documents, any indenture or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which it is a party or by which it may be bound or to which it may be subject; that all conditions precedent provided in this Agreement or the Indenture relating to the incurrence of the Loans by it have been complied with; and that all expenses due or accrued with respect to the incurrence of the Loans or relating to actions taken on or in connection with the Closing Date have been paid or reserves therefor have been made. The Officer’s Certificate of the Borrower shall also state that all of its representations and warranties contained herein and in other Transaction Documents are true and correct as of the Closing Date (provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date).

(vii)         Executed Agreements. An executed counterpart of each Transaction Document and the fee letter between the Borrower and the Lead Lender on the date hereof.

(viii)        Grant of Collateral Obligations. The Grant pursuant to the Granting Clauses of the Indenture of all of the Borrower’s right, title and interest in the Collateral pledged to the Trustee, for the benefit and security of the Secured Parties thereunder, shall be effective on the Closing Date, and Delivery of such Collateral as contemplated by the Granting Clauses of the Indenture shall have been effected.

(ix)          Certificate of the Borrower Regarding Collateral. A certificate of an Authorized Officer of the Borrower, dated as of the Closing Date, to the effect that:

(1)            in the case of each Mortgage Asset pledged to the Trustee for inclusion in the Collateral on the Closing Date and immediately prior to the Delivery thereof (or immediately after Delivery thereof, in the case of clause (6)(B) below): (1) the Borrower is the owner of such Mortgage Asset free and clear of any liens, claims or encumbrances of any nature whatsoever except for (A) those which are being released on such date; (B) those Granted pursuant to the Indenture and (iii) only Permitted Liens; (2) the Borrower has acquired its ownership in such Mortgage Asset in good faith without notice of any adverse claim, except as described in clause (1) above (3) the Borrower has not assigned, pledged or otherwise encumbered any interest in such Mortgage Asset (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than interests Granted pursuant to the Indenture and the Securities Account Control Agreement; (4) the Borrower has full right to Grant a security interest in and assign and pledge such Mortgage Asset to the Trustee; (5) the information set forth with respect to each Mortgage Asset in the Schedule of Mortgage Assets is correct in all material respects; (6) (A) each Mortgage Asset included in the Collateral satisfies the requirements of the definition of “Mortgage Asset” and (B) the requirements of the Indenture have been satisfied; and (7) upon Grant by the Borrower, the Trustee has a first priority perfected security interest in the Mortgage Assets and other Collateral, except as permitted by the Indenture (assuming that any entity not within the control of the Borrower involved in the Delivery of such Mortgage Assets and other Collateral takes the actions required of it for perfection of that interest); and

(2)            the Aggregate Principal Balance of the Mortgage Assets which the Borrower has purchased or entered into binding commitments to purchase on or prior to the date of this Agreement is approximately U.S.$386,351,396.00.

(x)            Rating Condition. The Loan shall have received a rating of “[REDACTED]” from [REDACTED] and “[REDACTED]” from [REDACTED].

(xi)          Accounts. Evidence of the establishment of each of the Accounts.

Section 4.2      Opinions; Certificates. The opinions and certificates delivered pursuant to Sections 3.1 and 3.2 of the Indenture will satisfy the requirements set forth in this Article IV (Conditions to Credit Extensions).

ARTICLE V

COVENANTS

Section 5.1      Maintenance of Office or Agency. The Borrower hereby appoints the Loan Agent as a paying agent for payments on the Loans and to maintain the register as set forth in Section 9.16 (Loan Register). The Borrower hereby appoints the Collateral Manager as its agent upon whom process or demands may be served in any action arising out of or based on this Agreement or the transactions contemplated hereby.

The Borrower may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that the Borrower will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Borrower in respect of the Loans and this Agreement may be served. The Borrower shall give prompt written notice to the Trustee, the Loan Agent, the Rating Agency and the Lenders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

If at any time the Borrower shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York, or shall fail to furnish the Trustee or the Loan Agent with the address thereof, presentations and surrenders may be made (subject to the limitations described in the preceding paragraph) at and notices and demands may be served on the Borrower by mailing a copy thereof by registered or certified mail or by overnight courier, postage prepaid, to the Borrower at its address specified in the Indenture for notices.

Section 5.2      Access to Accounts. The Borrower shall, on or prior to August 17, 2023, provide the Lead Lender (or cause the Lead Lender to be provided with) read-only access to each of the Collection Account, the Participated Mortgage Loan Collection Account and the Reinvestment Account.

ARTICLE VI

EVENTS OF DEFAULT

Section 6.1      Events of Default. “Event of Default,” wherever used herein, means the occurrence of an “Event of Default” under and as defined in the Indenture.

Section 6.2      Remedies. Remedies for an Event of Default are granted to the Trustee for the benefit of the Secured Parties under the Indenture. Each of the Lenders agrees and acknowledges that the remedies for an Event of Default hereunder are governed by, and subject to the terms and conditions of, the Indenture. Any waiver or cure of an Event of Default under the Indenture that is also an Event of Default hereunder shall be deemed to be a waiver or cure, as applicable, of the corresponding Event of Default under this Agreement.

ARTICLE VII

THE Trustee AND THE LOAN AGENT

Section 7.1      Trustee.

(i)            Pursuant to the Indenture, the Borrower has granted the Trustee as security interest in the Collateral for the benefit of the Secured Parties, including the Lenders.

(ii)           The rights, protections, benefits, immunities and indemnities afforded to the Note Administrator as set forth in the Indenture, including Article VI thereof, shall also apply to the Loan Agent under this Agreement, mutatis mutandis. The Loan Agent undertakes to perform such duties and only such duties as are specifically set forth in the Indenture as applicable under this Agreement and no implied covenants or obligations shall be read into the Indenture or this Agreement against the Loan Agent therefrom. For the avoidance of doubt, the Loan Agent hereby agrees to forward any notices that it receives to the appropriate parties so required by the Indenture and to provide a copy of each such notice to the Note Administrator.

Section 7.2      Appointment of Agents. The Lenders hereby designate Computershare Trust Company, N.A. to act as Loan Agent as specified herein. By becoming a party to this Agreement, each Lender hereby irrevocably authorizes the Loan Agent (together with the Trustee, the “Agents”) to take such action under the provisions of this Agreement, the other Transaction Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agents by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agents may perform any of their respective duties hereunder or under the other Transaction Documents by or through their respective officers, directors, agents, employees or affiliates. For the avoidance of doubt, each Agent appointed hereunder hereby agrees to forward or make available any notices that it receives to the appropriate parties so required by the Indenture.

Section 7.3      Nature of Duties. The Agents shall not have any duties or responsibilities except those expressly set forth in this Agreement and the other Collateral Documents. None of the Agents or any of their respective officers, directors, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Transaction Document or in connection herewith or therewith, unless caused by its gross negligence, willful misconduct or bad faith. The duties of the Agents shall be mechanical and administrative in nature; the Agents shall not have by reason of this Agreement or any other Transaction Document a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agents any obligations in respect of this Agreement or any other Transaction Document except as expressly set forth herein or therein.

Section 7.4      Lack of Reliance on Agents. Independently and without reliance upon any Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and, except as expressly provided in this Agreement and the other Transaction Documents, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. No Agent shall be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Transaction Document or the financial condition of the Borrower or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Transaction Document, or the satisfaction of any of the conditions precedent set forth in Article IV (Conditions to Credit Extensions) or the financial condition of the Borrower or the existence or possible existence of any Default.

Section 7.5      Certain Rights of the Agent. (i) The Agents may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, electronic transmission or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. In addition, the Loan Agent shall be entitled to the rights, benefits, protections, immunities and indemnities of the Note Administrator as set forth in Article VI of the Indenture; provided that such rights, benefits, protections, immunities and indemnities shall be in addition to any rights, benefits, protections, immunities and indemnities afforded to the Loan Agent under this Agreement.

(ii)           any request or direction of the Borrower mentioned herein may be sufficiently evidenced by an Issuer Order;

(iii)          whenever in the administration of this Agreement or the Indenture an Agent shall (i) deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent appointed hereunder (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer’s Certificate or Issuer Order or (ii) be required to determine the value of any Collateral or funds hereunder or the cash flows projected to be received therefrom, such Agent may, in the absence of bad faith on its part, rely on reports of nationally recognized accountants, investment bankers or other Persons qualified to provide the information required to make such determination, including nationally recognized dealers in securities of the type being valued and securities quotation services;

(iv)          as a condition to the taking or omitting of any action by it hereunder, the Agents may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

(v)           the Agents shall be under no obligation to exercise or to honor any of the rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request or direction of any Lenders pursuant to this Agreement and the Indenture, unless such Lenders shall have offered to the Agents security or indemnity reasonably satisfactory to the Agents against the costs, expenses and liabilities which might reasonably be incurred by it in compliance with such request or direction. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or consent of the Borrower or a Majority of the Lenders (or such other percentage of the Lenders expressly specified in this Agreement or such Transaction Document with respect to a particular matter) given in accordance with this Agreement or any other Transaction Document;

(vi)          No Agent shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other documents, but any Agent may, in its discretion and, upon the written direction of a Majority of the Lenders or of a Rating Agency shall (subject to the right hereunder to be reasonably satisfactorily indemnified for associated expense and liability), make such further inquiry or investigation into such facts or matters as it may see fit. The reasonable expense of every such examination shall be paid by the Borrower as a Company Administrative Expense and, the relevant Agent shall be entitled, on reasonable prior notice to either of the Borrower and the Collateral Manager, to examine the books and records relating to the Loan and the Collateral and the premises of such Person to determine compliance with this Agreement, personally or by agent or attorney during such Person’s normal business hours and such Agent shall incur no liability of any kind by reason of such inquiry or investigation; provided that such Agent shall, and shall cause its agents, to hold in confidence all such information, except (A) to the extent disclosure may be required by law or by any regulatory authority or (B) to the extent that such Agent, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;

(vii)         the Agents may execute any of the rights, privileges or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys; provided that neither of the Agents shall be responsible for any misconduct or negligence on the part of any such non-affiliated agent or attorney appointed by it with due care;

(viii)        no Agent shall be liable for any action it takes, suffers or omits to take in good faith that it reasonably believes to be authorized or within its rights or powers or within its discretion hereunder, other than acts or omissions constituting gross negligence, willful misconduct or bad faith of such Agent’s duties hereunder;

(ix)           the permissive rights of the Agents to perform any discretionary act enumerated in this Agreement shall not be treated as a duty and the Agents shall not be answerable for other than its respective gross negligence, willful misconduct or bad faith;

(x)            nothing herein shall be construed to impose an obligation on the part of the Agents to monitor, recalculate, evaluate or (absent manifest error) verify any report, certificate or information received from the Borrower or Collateral Manager (unless and except to the extent otherwise expressly set forth herein) and all calculations made by the Agents in their respective roles hereunder shall (in the absence of manifest error) be final and binding on all parties;

(xi)           the Agents shall not be responsible or liable for the actions or omissions of, or any inaccuracies in the records of, any non-Affiliated custodian, transfer agent, paying agent or calculation agent (other than itself in such capacities), clearing agency, loan syndication, administrative or similar agent, DTC, Euroclear or Clearstream, or for the acts or omissions of the Collateral Manager or the Borrower;

(xii)          the Agents shall not be required to give any bond or surety, or provide any indemnity, in respect of the execution and performance of this Agreement or the Indenture or the exercise of any of their respective powers granted hereunder;

(xiii)         in making or disposing of any investment permitted by the Indenture, each of the Agents is authorized to deal with itself (in its individual capacity) or with any one or more of its Affiliates, in each case on an arm’s-length basis and on standard market terms, whether it or such Affiliate is acting as a sub-agent of the Agent or for any third Person or dealing as principal for its own account;

(xiv)         in the event that the Bank is also acting in any capacity hereunder or under the Indenture other than Note Administrator and/or Loan Agent, as applicable, the rights, benefits, protections, immunities and indemnities afforded to the Agents pursuant to this Article VII (The Trustee and the Loan Agent) hereof shall also be afforded to the Bank acting in such capacities; provided that in the case of the Bank acting as Loan Agent or Note Administrator, such rights, benefits, protections, immunities and indemnities shall be in addition to any rights, benefits, protections, immunities and indemnities provided herein, in the Indenture, or any other document to which the Bank in such capacity is a party, as applicable; provided further, that, the foregoing shall not impose on the Loan Agent any duties or standards of care of the Note Administrator;

(xv)         no Agent shall be responsible for delays or failures in performance resulting from acts beyond its control (such circumstances include but are not limited to acts of God, strikes, lockouts, riots, acts of war, terrorism, loss or malfunctions of utilities, computer (hardware or software) any act or provision of any present or future law or regulation or governmental authority, accidents, labor disputes, disease, epidemic, pandemic, quarantine, national emergency or the unavailability of the Federal Reserve Bank wire or telex or other wire or communications services);

(xvi)        notwithstanding any term hereof to the contrary, the Agents shall be under no obligation to evaluate the sufficiency of the documents or instruments delivered to them by or on behalf of the Borrower in connection with the Grant by the Borrower to the Trustee of any item constituting the Collateral or otherwise, or in that regard to examine any Mortgage Assets, in order to determine compliance with applicable requirements of or restrictions on transfer imposed by the documentation underlying such Mortgage Assets nor to re-register or otherwise change the registration or form in which the Mortgage Assets are Delivered, transferred, assigned or pledged by the Borrower to the Trustee;

(xvii)       to the extent any defined term hereunder, or any calculation required to be made or determined by the Agents hereunder, is dependent upon or defined by reference to GAAP, the Agents shall be entitled to request and receive (and rely upon) instruction from the Borrower or the accountants identified in the Accountants’ Report (and in the absence of its receipt of timely instruction therefrom, shall be entitled to obtain from an Independent accountant at the expense of the Borrower) as to the application of GAAP in such connection, in any instance;

(xviii)      the Agents or their Affiliates are permitted to provide services and to receive additional compensation that could be deemed to be in the Agent’s economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments; if otherwise qualified, obligations of the Bank or any of its Affiliates shall qualify as Eligible Investments hereunder. Such compensation shall not be considered an amount that is reimbursable or payable to the Loan Agent as part of the compensation hereunder;

(xix)         none of the Agents shall have any obligation to determine if a Mortgage Asset meets the criteria or eligibility restrictions imposed by the Indenture or whether the conditions specified in the definition of “Delivered” have been complied with;

(xx)          the Agents shall not be deemed to have notice or knowledge of any matter unless a Trust Officer) has actual knowledge thereof and such notice references the Loans generally, the Borrower or this Agreement. Whenever reference is made in this Agreement to a Default or an Event of Default such reference shall, insofar as determining any liability on the part of the Agents is concerned, be construed to refer only to a Default or an Event of Default of which the applicable Agent is deemed to have knowledge in accordance with this paragraph;

(xxi)         no Agent shall have any liability for the acts or omissions of the Collateral Manager, the Note Administrator, the Borrower, any Paying Agent (other than such Agent) or any Authenticating Agent (other than such Agent) appointed under or pursuant to this Agreement or the other Collateral Documents;

(xxii)        no Agent is responsible or liable for the preparation, filing, continuation or correctness of financing statements or the validity or perfection of any lien or security interest;

(xxiii)       notwithstanding any term hereof to the contrary, no Agent shall be under any obligation to evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Borrower in connection with the Grant by the Borrower to the Trustee of any item constituting the Mortgage Assets or otherwise, or in that regard to examine any Mortgage Assets, in order to determine compliance with applicable requirements of and restrictions on transfer imposed by the documentation underlying such Mortgage Assets nor to re-register or otherwise change the registration or form in which the Mortgage Assets are Delivered, transferred, assigned or pledged by the Borrower to the Trustee;

(xxiv)       no Agent shall be required to qualify in any jurisdiction in which it is not presently qualified to perform its obligations as Agent;

(xxv)        notwithstanding anything herein inconsistent or to the contrary, the Loan Agent shall be entitled to all the same rights, privileges, protections, immunities and indemnities in this Agreement as are afforded the Bank in the Indenture, all of which are incorporated herein, in addition to any such rights, privileges, protections, immunities and indemnities contained herein. Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting liability of or affording protection to either Agent shall be subject to the provisions of Section 7.2 (Appointment), 7.3 (Nature of Duties) and 7.5 (Certain Rights of Agents) of this Agreement. Notwithstanding anything herein inconsistent or to the contrary, in the event the Bank is also acting in the capacity of Paying Agent, Transfer Agent, Calculation Agent, Loan Agent or Securities Intermediary, the rights, protections, benefits, immunities and indemnities afforded to the Note Administrator pursuant to Article VI of the Indenture shall also be afforded to the Bank acting in such capacities;

(xxvi)       no provision of this Agreement or any other Transaction Document shall require any Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it unless such risk or liability relates to its ordinary services;

(xxvii)      no Agent shall be liable for any error of judgment made in good faith by such Agent, unless it shall be proven that such Agent was negligent in ascertaining the pertinent facts;

(xxviii)     the Agents shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Borrower, the Lenders or the Collateral Manager;

(xxix)       to help fight the funding of terrorism and money laundering activities, the Agents shall obtain, verify, and record information that identifies individuals or entities that establish a relationship or open an account with the Agents. The Agents shall ask for the name, address, tax identification number and other information that shall allow the Agents to identify the individual or entity who is establishing the relationship or opening the account. The Agents may also ask for formation documents such as articles of incorporation, an offering memorandum or other identifying documents to be provided;

(xxx)        the Agents shall have no responsibility to the Borrower or the Secured Parties under this Agreement or the Indenture to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of Independent accountants by the Borrower (or the Collateral Manager on behalf of the Borrower);

(xxxi)       notwithstanding any term hereof to the contrary, no Agent shall be under a duty or obligation to evaluate the sufficiency of the documents or instruments Delivered by or on behalf of the Borrower in connection with the Grant by the Borrower to the Trustee of any item constituting the Collateral or otherwise, or in that regard to examine any Mortgage Assets, in order to determine compliance with applicable requirements of or restrictions on transfer imposed by the documentation underlying such Mortgage Assets nor to re-register or otherwise change the registration or form in which the Mortgage Assets are Delivered, transferred, assigned or pledged by the Borrower to the Trustee under the Indenture; and

(xxxii)      to the extent of any ambiguity in the interpretation of any definition or term contained in this Agreement or to the extent more than one methodology can be used to make any of the determinations or calculations, if any, set forth herein, the Borrower may direct the Loan Agent, or the Loan Agent may request direction from the Borrower as to the interpretation and/or methodology to be used, and in either case the Loan Agent may follow such direction, and may be entitled to conclusively rely thereon without any responsibility or liability therefor.

Section 7.6      Not Responsible for Recitals. The recitals contained herein, shall be taken as the statements of the Borrower and the Agents assume no responsibility for their correctness. The Agents make no representation as to the validity or sufficiency of this Agreement (except as may be made with respect to the validity of the Agent’s obligations hereunder), the Collateral or the Loan. The Agents shall not be accountable for the use or application by the Borrower of the proceeds of the Loan or any amounts paid to the Borrower pursuant to the provisions hereof.

Section 7.7      May Hold Loan. The Agents or any other agent of the Borrower, in its individual or any other capacity, may become the owner or pledgee of the Loans and may otherwise deal with either of the Borrower or any of their Affiliates with the same rights it would have if it were not an agent.

Section 7.8      Holders of Lender Notes; Transferee of Assignment Agreement. (a) The Agents shall deem and treat any person in whose name a portion of the Loans is registered on the Loan Register herein as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agents and the requirements set forth in Section 9.16 (Loan Register) have been satisfied. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the Holder of any Lender Note or is on the books and records of the Loan Agent as the lender of the record shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Lender Note or of any Lender Note or Lender Notes such Loans issued in exchange therefor.

(b)           The Agents shall deem and treat the transferee of a properly executed and delivered Assignment Agreement pursuant to Section 9.4(ii) (Benefit of Agreement) whose name is recorded in the Loan Register as a Lender under this Agreement with all of the same rights and obligations as a Holder of a Lender Note, whether or not such Lender requests a Lender Note pursuant to Section 3.2 (Lender Notes), for all purposes hereof unless and until the Agents receive and accept a subsequent Assignment Agreement properly executed and delivered pursuant to Section 9.4(ii) (Benefit of Agreement).

Section 7.9      Compensation and Reimbursement. The Borrower agrees:

(a)           to pay each of the Agents hereunder on each Payment Date, in accordance with the Priority of Payments, reasonable compensation for all services rendered by it hereunder as set forth in Section 2.2 (Fees) hereof;

(b)           except as otherwise expressly provided herein and subject to the Priority of Payments, to reimburse each of the Agents (subject to any written agreement between the Borrower and the Agents) in a timely manner upon its request for all reasonable expenses, disbursements and advances incurred or made by an Agent hereunder in accordance with any provision of this Agreement or other Transaction Document (including, without limitation, securities transaction charges and the reasonable compensation and expenses and disbursements of its agents and legal counsel and of any pricing service, accounting firm or investment banking firm employed by either of the Agents pursuant to the Indenture, except any such expense, disbursement or advance as may be attributable to such Agent’s gross negligence, willful misconduct or bad faith); but with respect to securities transaction charges, only to the extent any such charges have not been waived during a Due Period due to the Agent’s receipt of a payment from a financial institution with respect to certain Eligible Investments, as specified by the Collateral Manager; and

(c)           subject to the Priority of Payments, to indemnify the Agents and its respective officers, directors, employees, attorneys, advisors and agents for, and to hold them harmless against, any loss, liability, claim, damage or expense (including reasonable counsel’s fees and expenses) of any type or nature incurred without gross negligence, willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of this Agreement and the Transaction Documents or the performance of its duties hereunder or thereunder and under any of the Transaction Documents, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder or any other document related hereto.

This Section 7.9 (Compensation and Reimbursement) shall survive the termination of this Agreement or the removal or resignations of the applicable Agent.

(i)            The Agents hereby agree not to cause the filing of a petition in bankruptcy against the Borrower or any Subsidiary for the non-payment to such Agent of any amounts provided by this Agreement or the other Transaction Documents, including, without limitation, this Section 7.9 (Compensation and Reimbursement) hereof until at least one year (or, if longer, the applicable preference period then in effect) plus one day after the payment in full of the Secured Debt. Nothing in this Section 7.9 (Compensation and Reimbursement) hereof shall preclude, or be deemed to stop, any such Agent (i) from taking any action prior to the expiration of the aforementioned one year (or, if longer, the applicable preference period then in effect) plus one day in (A) subject to Section 5.4(d) in the Indenture, any case or Proceeding voluntarily filed or commenced by the Borrower or any Subsidiary or (B) any involuntary insolvency Proceeding filed or commenced by a Person other than the applicable Agent, or (ii) from commencing against the Borrower, any Subsidiary or any of their properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceeding. This Section 7.9(i) (Compensation and Reimbursement) shall survive the termination of this Agreement or the removal or resignation of the applicable Agent.

(ii)           The Agents acknowledge that all payments payable to them under this Agreement shall be subject to the Priority of Payments in the Indenture and payable as Company Administrative Expenses. If, on any date when any amount shall be payable to the an Agent pursuant to this Agreement, and insufficient funds are available for the payment thereof, any portion of a fee or expense not so paid shall be deferred and payable on such later date on which a fee or expense shall be payable and sufficient funds are available. Following realization of the Collateral and distribution of proceeds in the manner provided in the Priority of Payments in the Indenture, any obligations of the Borrower and any claims of the Agents, as applicable, against the Borrower shall be extinguished and shall not thereafter revive. This Section 7.9(ii) (Compensation and Reimbursement) shall survive the termination of this Agreement or the removal or resignation or the applicable Agent.

(iii)          Anything in this Agreement to the contrary notwithstanding, in no event shall the Agents be liable for punitive, special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits).

(iv)          The Borrower’s payment obligations to each of the Agents under this Section 7.9 (Compensation and Reimbursement) shall be secured by the lien of the Indenture, and shall survive the termination of this Agreement and the resignation or removal of such Agent, as applicable. When either Agent incurs expenses after the occurrence of an Event of Default, the expenses are intended to constitute expenses of administration under Bankruptcy Law or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 7.10    Agent Required; Eligibility. There shall at all times be a Loan Agent hereunder, which, in each case, shall be an organization or entity organized and doing business under the laws of the United States of America or of any state thereof, each having a combined capital and surplus of at least $200,000,000. If at any time any Agent shall cease to be eligible in accordance with the provisions of this Section 7.10 (Agent Required; Eligibility) hereof, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VII (The Trustee and the Loan Agent).

Section 7.11    Resignation and Removal of Agent; Appointment of Successor Agent. (i) No resignation or removal of any Agent hereunder and no appointment of a successor agent with respect to the applicable Agent (the “Successor Agent”) pursuant to this Article VII shall become effective until the acceptance of appointment by the Successor Agent under Section 7.12 (Acceptance of Appointment by Successor Agent). The indemnification in favor of the Agents in Section 7.9 (Compensation and Reimbursement) hereof shall survive the termination of this Agreement and any resignation or removal (to the extent of any indemnified liabilities, costs, expenses and other amounts arising or incurred prior to, or arising out of actions or omissions occurring prior to such resignation or removal).

(ii)           An Agent may resign at any time by giving not less than 30 days written notice thereof to each of the Borrower, the Collateral Manager, each Holder (including each Lender), each other Agent and the Rating Agency. If an Agent shall resign, be removed, cease to meet the eligibility criteria in Section 7.10 hereof or become incapable of acting, or if a vacancy shall occur in the office of such Agent for any reason, the Borrower shall promptly appoint a Successor Agent by Issuer Order, one copy of which shall be delivered to each Agent, the Successor Agent, each Holder and the Collateral Manager; provided that such Successor Agent shall not be appointed if a Majority of the Lenders has objected to such appointment within 30 days after notice thereof; in such event, or if the Borrower shall fail to appoint a Successor Agent within 30 days after notice of such resignation, removal or incapability or the occurrence of such vacancy, or at any time when an Event of Default shall have occurred and be continuing, a Successor Agent may be appointed by the Lead Lender with notice delivered to the Borrower and the Agents. The Successor Agent so appointed shall, forthwith upon its acceptance of such appointment, become the Successor Agent and supersede any Successor Agent proposed by the Borrower. If no Successor Agent shall have been appointed and an instrument of acceptance by a Successor Agent shall not have been delivered to the Agents within 30 days after the giving of such notice of resignation, the resigning Agent, or any Holder, on behalf of itself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a Successor Agent satisfying the requirements of Section 7.10 (Agent Required; Eligibility) hereof. For the avoidance of doubt, and notwithstanding any provision in this Agreement, any resignation or removal of the Trustee and/or the appointment of a successor Trustee shall be governed solely by Section 6.9 of the Indenture.

(iii)          An Agent may be removed at any time by the Lead Lender upon 30 days’ notice.

(iv)          If at any time:

(1)           such Agent shall cease to be eligible under Section 7.10 (Agent Required; Eligibility) hereof and shall fail to resign after request therefor by the Borrower or by the Lead Lender; or

(2)           such Agent shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver or liquidator of such Agent or of its property shall be appointed or any public officer shall take charge or control of such Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case (subject to Section 7.11(a) (Resignation and Removal of Agent; Appointment of Successor Agent) hereof), (A) the Borrower, by an Issuer Order, may remove such Agent, or (B) any Lender may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Agent and the appointment of a Successor Agent.

(v)           If an Agent shall be removed, cease to meet the eligibility criteria in Section 7.10 hereof or become incapable of acting, or if a vacancy shall occur in the office of such Agent for any reason (other than resignation), the Borrower, by Issuer Order, shall promptly appoint a successor to such Agent. Borrower shall fail to appoint a successor to such Agent within 60 days after such removal or incapability or the occurrence of such vacancy, a successor Agent may be appointed by a Majority of the Lenders by written instrument delivered to the Borrower and the retiring Agent. The Successor Agent so appointed shall, forthwith upon its acceptance of such appointment, become the Successor Agent and supersede any Successor Agent proposed by the Borrower. If no Successor Agent shall have been so appointed by the Borrower or a Majority of the Lenders and shall have accepted appointment in the manner hereinafter provided, subject to Section 6.9 of the Indenture, any Lender or other Agent may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a Successor Agent.

(vi)          The Borrower shall give prompt notice of each resignation and each removal of an Agent and each appointment of a Successor Agent to each other Agent, the Rating Agency and to each Lender. Such notice shall include the name of the Successor Agent and the address of its Corporate Trust Office. If the Borrower fails to provide such notice within 10 days after acceptance of appointment by the Successor Agent, the Successor Agent shall promptly cause such notice to be given at the expense of the Borrower.

(vii)         If Computershare Trust Company, N.A. shall resign or be removed as Note Administrator, Computershare Trust Company, N.A. shall also resign or be removed from all other capacities in which it is then acting pursuant to this Agreement, the Indenture or any other Transaction Document.

Section 7.12    Acceptance of Appointment by Successor Agent. Every Successor Agent appointed hereunder and qualified under Section 7.10 (Agent Required; Eligibility) hereof shall execute, acknowledge and deliver to the Borrower and the retiring Agent an instrument accepting such appointment and agreeing to be bound by this Agreement and, to the extent such Successor Agent shall be a party thereto and the Indenture. Upon delivery of the required instruments, the resignation or removal of the retiring Agent shall become effective and such Successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Agent; but, on request of the Borrower, the Collateral Manager or the Lead Lender or the Successor Agent, such retiring Agent shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such Successor Agent all the rights, powers and trusts of the retiring Agent, and shall duly assign, transfer and deliver to such Successor Agent all property held by such retiring Agent hereunder. Upon request of any such Successor Agent, the Borrower shall execute any and all instruments for more fully and certainly vesting in and confirming to such Successor Agent all such rights, powers and trusts.

Section 7.13    Merger, Conversion, Consolidation or Succession to Business of Agent. Any entity into which an Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which such Agent shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of such Agent, shall be the successor of such Agent hereunder; provided that such entity shall be otherwise qualified and eligible under this Article VII (The Trustee and the Loan Agent) hereof, without the execution or filing of any document or any further act on the part of any of the parties hereto; provided, further, that the Agent shall give notice thereof to each of the Borrower, the Collateral Manager, each other Agent, each Lender, and each Rating Agency.

Section 7.14    Representations and Warranties of Agent. Each Agent appointed hereunder hereby represents and warrants as follows:

(i)            Organization. It has been duly organized and is validly existing as a national banking association with trust powers organized under the laws of the United States and has the power to conduct its business and affairs as an Agent hereunder.

(ii)           Authorization; Binding Obligations. It has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and all of the documents required to be executed by it pursuant hereto. This Agreement has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of it enforceable in accordance with its terms subject, as to enforcement, (i) to the effect of bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors’ rights as such laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to it and (ii) to general equitable principles (whether enforcement is considered in a proceeding at law or in equity).

(iii)          Eligibility. It is eligible under Section 7.10 (Agent Required; Eligibility) hereof to serve as an Agent hereunder.

(iv)          No Conflict. Neither the execution, delivery and performance of the Indenture, nor the consummation of the transactions contemplated by the Indenture, (i) is prohibited by, or requires the Bank to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, judgment, order, writ, injunction or decree that is binding upon it or any of its properties or assets, or (ii) will violate any provision of, result in any default or acceleration of any obligations under, result in the creation or imposition of any lien pursuant to, or require any consent under, any material agreement to which it is a party or by which it or any of its property is bound.

ARTICLE VIII

Material Modifications

Section 8.1      Material Modifications. So long as Massachusetts Life Insurance Company and/or an Affiliate thereof is the Holder of a Majority of the Aggregate Outstanding Amount of the Loans, the Borrower (or the Servicer or Special Servicer on behalf of the Borrower) shall, in accordance with the timing and procedures set forth in the Servicing Agreement, obtain the written consent of such Holder (such consent not to be unreasonably conditioned, delayed or withheld) prior to entering into a Material Modification with respect to any Mortgage Asset; provided that, if such consent is not provided, the Borrower (or the Servicer or Special Servicer on behalf of the Borrower) may nevertheless enter into to such Material Modification, and the Class A LTV Calculation Amount for the related Mortgage Asset shall be reduced in the manner provided in the Indenture; provided further that, if (i) Massachusetts Life Insurance Company or an Affiliate thereof has transferred all or a portion of its Loan such that it is no longer the Holder of a Majority of the Aggregate Outstanding Amount of the Loans and (ii) no Event of Default or Market Trigger is continuing, the Borrower may, in its sole discretion, agree that the new Holder of a Majority of the Aggregate Outstanding Amount of the Loans will be entitled to the consent rights provided for in this Section 8.1.

ARTICLE IX

MISCELLANEOUS

Section 9.1      Payment of Expenses, etc. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses (A) of the Loan Agent, the Trustee and the Lenders in connection with any amendment, waiver or consent of the Transaction Documents and the documents and instruments referred to therein and (B) of the Loan Agent, the Trustee and each of the Lenders in connection with any Default or with the enforcement of the Transaction Documents and the documents and instruments referred to therein (including the reasonable fees and disbursements of counsel for the Trustee, counsel for the Loan Agent and one (1) counsel in total for all Lenders, collectively). To the extent that the undertaking to indemnify, pay or hold harmless the Trustee, the Loan Agent and any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under Applicable Law, subject to the limitations and qualifications set forth in the preceding sentence and the Priority of Payments. Any payments made pursuant to this Section 9.1 (Payment of Expenses) shall be made on the first Payment Date that funds are available for such payments as a Company Administrative Expense in accordance with the Priority of Payments.

Section 9.2      Right of Setoff. Each Lender hereby waives any right of setoff that the Lender may have against the Borrower in respect of any Obligation arising hereunder or under the Lender Note.

Section 9.3      Notices. (i) all notices and other communications provided for hereunder shall be in writing (including telecopier or electronic mail (if an e-mail address for the relevant party is set forth in the Indenture)) and mailed or delivered, if to the Borrower, the Collateral Manager or the Rating Agencies, the Trustee, the Loan Agent and/or any Lender, at its address specified in the Indenture (or, in the case of any Lender, in Schedule 2 hereof), in the case of any Lender becoming party hereto after the Closing Date, the related Assignment Agreement; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. Any such notice or communication shall be deemed to have been given or made as of: the date so delivered, if delivered personally or by overnight courier; when receipt is acknowledged, if telecopied; if sent by electronic mail (if an e-mail address for the relevant party is set forth in the Indenture or herein, as applicable), when received in the electronic mail account thereof and three (3) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

(ii)            [Reserved].

(iii)          In the event that any provision in this Agreement calls for any notice or document to be delivered simultaneously to the Agents and any other person or entity, receipt of such notice or document shall entitle each such Agent to assume that such notice was delivered to such other person or entity unless otherwise expressly specified herein or unless such Agent is responsible for sending such notice or document pursuant to the Indenture or hereunder.

(iv)          Notwithstanding any provision to the contrary in this Agreement or in any agreement or document related hereto, any documents (including reports, notices or supplemental Indentures) required to be provided by an Agent to the Lenders may be provided by providing notice of, and access to, the Note Administrator’s website containing such document; provided that the Trustee shall promptly forward any such notices to [REDACTED] and [REDACTED].

(v)           The Bank, in each of its capacities, shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Agreement or any other Transaction Document and delivered using Electronic Means; provided, however, that the Borrower or the Collateral Manager, as applicable, shall provide to the Bank an incumbency certificate listing officers with the authority to provide such Instructions (for purposes of this paragraph only, “Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Borrower or the Collateral Manager, as applicable, whenever a person is to be added or deleted from the listing. If the Borrower or the Collateral Manager, as applicable, elects to give the Bank Instructions using Electronic Means and the Bank in its discretion elects to act upon such Instructions, the Bank’s understanding of such Instructions shall be deemed controlling. The Borrower and the Collateral Manager each understand and agree that the Bank cannot determine the identity of the actual sender of such Instructions and that the Bank shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Bank have been sent by such Authorized Officer. The Borrower and the Collateral Manager shall each be responsible for ensuring that only Authorized Officers transmit such Instructions to the Bank and that the Borrower or the Collateral Manager, as applicable, and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Borrower or the Collateral Manager, as applicable. The Bank shall not be liable for any losses, costs or expenses arising directly or indirectly from the Bank’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Borrower and the Collateral Manager each agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Bank, including without limitation the risk of the Bank acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Bank and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Borrower or the Collateral Manager, as applicable;

(vi)          that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Bank immediately upon learning of any compromise or unauthorized use of the security procedures. “Electronic Means,” for purposes of this paragraph only, shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Bank, or another method or system specified by the Bank as available for use in connection with its services hereunder.

Section 9.4      Benefit of Agreement. (i) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto to the extent permitted under this Section 9.4 (Benefit of Agreement); provided that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of each Lender and without satisfying the Rating Condition. Each Lender may at any time grant participations in any of its rights hereunder to one or more commercial banks, insurance companies, funds or other financial institutions; provided that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Transaction Documents (the participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; provided, further, that no Lender shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Transaction Documents except to the extent such amendment or waiver would (w) extend the final scheduled maturity of any Loan or Lender Note in which such participant is participating or waive any Mandatory Prepayment thereof, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase such participant’s participating interest in the Lender Note over the amount thereof then in effect (it being understood that a waiver of any Default or a Mandatory Prepayment, shall not constitute a change in the terms of the Lender Note), (x) release all or substantially all of the Collateral (in each case, except as expressly provided in the Transaction Documents), (y) assign or transfer the Borrower’s rights and obligations under this Agreement (except without the Lenders’ consent of this Agreement) or (z) be to a transferee, grantee, assignee or participant who does not satisfy the Eligible Lender Criteria; provided, further, that each participation shall be subject to the related participant providing the representation and warranties set forth in Section 9.18(i) herein to the Lender from which it is acquiring its participation and the Loan Agent; and provided, further, that, in all circumstances other than while an Event of Default has occurred and is continuing, no such assignment shall be to a Competitor of the Collateral Manager.

(ii)           Any Lender may assign all or a portion of its rights and obligations under this Agreement (including, such Lender’s portion of the Loan) to one or more commercial banks, insurance companies, funds or other financial institutions (including one or more Lenders) that meets the Eligible Lender Criteria; provided, that each assignment shall be subject to the related assignee providing to the Borrower the representation and warranties set forth in Section 9.18(i) herein. No assignment pursuant to the immediately preceding sentence to an institution other than an Affiliate of such Lender or another Lender shall be in an aggregate amount less than (unless the entire outstanding Loan of the assigning Lender is so assigned) $250,000. No consent of the Borrower or any Agent shall be required for any assignment by a Lender (w) while an Event of Default has occurred and is continuing, (x) to an Affiliate of such Lender, (y) to a Conduit Lender or (z) to another Lender; provided that, for the avoidance of doubt, any such person satisfies the requirements set forth in the first sentence of this Section 9.4(b); and provided further, that, in the case of clause (w) such assignment may be to any Person, including a Competitor. If any Lender so sells or assigns all or a part of its rights hereunder , any reference in this Agreement or the Lender Note to such assigning Lender shall thereafter refer to such Lender and to the respective assignee to the extent of their respective interests and the respective assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would if it were such assigning Lender.

(iii)          Each assignment pursuant to Section 9.4(ii) (Benefit of Agreement) shall be effected by the assigning Lender and the assignee Lender executing an Assignment Agreement (an “Assignment Agreement”) and the delivery of the assignee Lender’s IRS Form W-9 or the applicable IRS Form W-8 to the Trustee and the Loan Agent, which Assignment Agreement shall be substantially in the form of Exhibit B (appropriately completed); provided that, in each case, unless otherwise consented to by the Borrower, (i) the Assignment Agreement shall contain a representation and warranty by the assignee to the Loan Agent and the Borrower that such assignee meets the requirements under Section 3.1(b) hereof and (ii) other than while an Event of Default has occurred and is continuing, an assignment shall not be to a Competitor. In the event of (and at the time of) any such assignment, either the assigning Lender or the assignee Lender shall pay to the Loan Agent a nonrefundable assignment fee of $3,500.00, and at the time of any assignment pursuant to subclause (b) of this Section 9.4 (Benefit of Agreement), this Agreement shall be deemed to be amended to reflect the interest of the respective assignee (which shall result in a deemed direct reduction in the Lender Note of the assigning Lender’s portion of the Loan) and of the other Lenders. No transfer or assignment under subclause (b) of this Section 9.4 shall be effective until recorded by the Loan Agent on the Loan Register pursuant to Section 9.16 (Loan Register). To the extent of any assignment pursuant to subclause (b) of this Section 9.4 (Benefit of Agreement), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned interest. Each Lender and the Borrower agree to execute such documents (including amendments to this Agreement and the other Transaction Documents) as shall be necessary to effect the foregoing. Nothing in this Agreement shall prevent or prohibit any Lender from pledging its portion of any Loan to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank. The Trustee shall promptly provide notice each assignment hereunder to [REDACTED] and [REDACTED].

Section 9.5      No Waiver; Remedies Cumulative. No failure or delay on the part of an Agent or any Lender in exercising any right, power or privilege hereunder or under any other Transaction Document and no course of dealing between the Borrower and any Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Transaction Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower or any other Person to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents or the Lenders to any other or further action in any circumstances without notice or demand.

Section 9.6      Payments Pro Rata. (i) The Loan Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of the Loans hereunder, it shall distribute such payment to the Lenders (other than any Lender that has expressly waived its right to receive its pro rata share thereof) pro rata based upon their respective shares, if any, of the Loans with respect to which such payment was received. The Loan Agent shall establish a segregated non-interest bearing account in the name of the Borrower for the benefit of the Lenders (the “Class A Loan Payment Account”) which payments made by the Borrower for payment of the Loans shall be deposited upon receipt for further payment to the Lenders. Amounts in the Class A Loan Payment Account shall remain uninvested.

(ii)           Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Transaction Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Commitment then owed and due to such Lender bears to the total of such Commitment then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for Cash without recourse or warranty from the other Lenders an interest in the Loans to such other Lenders in such amount as shall result in a proportional participation by all of the Lenders in such disproportionate sum received; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

Section 9.7      Calculations; Computations. All computations of interest hereunder shall be made on the actual number of days elapsed over a year of 360 days. The Lenders hereby consent to the Borrower’s appointment of Computershare Trust Company, N.A., as Note Administrator under the Indenture to calculate the Interest Rate in respect of each Accrual Period. All computations of interest due on each Loan hereunder shall be made by the Note Administrator in accordance with the Indenture. The Borrower hereby agrees that for so long as any Loans remain outstanding, the Paying Agent appointed under the Indenture shall calculate the interest in respect of the Loans.

Section 9.8      Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. (i) THIS AGREEMENT AND THE LOANS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY THE LOANS (EXCEPT, AS TO ANY OTHER TRANSACTION DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(ii)           With respect to any suit, action or proceedings relating to this Agreement or any matter between the parties arising under or in connection with this Agreement (“Proceedings”), each party irrevocably: (i) submits to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and the United States District Court for the Southern District of New York, and any appellate court from any thereof; and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Agreement precludes any of the parties from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(iii)          EACH OF THE PARTIES HERETO AND ANY LENDER BECOMING A PARTY HERETO (BY THEIR ACCEPTANCE OF THE DEBT) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOANS OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereby (i) certifies that no representative, agent or attorney of the other has represented, expressly or otherwise, that the other would not, in the event of a Proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph.

(iv)          Each Party (other than the Borrower) to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.3 (Notices).

Section 9.9      Counterparts. This Agreement may be executed and delivered in counterparts (and by different parties hereto in different counterparts) (including by facsimile transmission), each of which will be deemed an original, and all of which together constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by e-mail (PDF) or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement may be executed and delivered in counterparts (and by different parties hereto in different counterparts) (including by facsimile transmission), each of which will be deemed an original, and all of which together constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record- keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. No Agent shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

Section 9.10    Effectiveness. This Agreement shall become effective on the Closing Date and the obligations of the Lenders to advance any Loans shall be contingent upon satisfaction of the conditions set forth in Section 4.1 (Loan Date).

Section 9.11    Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 9.12   Amendment or Waiver. (i) Except as set forth in clause (iii) below, this Agreement may not be amended or waived other than in accordance with Article VIII of the Indenture, which is hereby incorporated by reference mutatis mutandis. If there is any conflict between this Agreement and the Indenture or any other Transaction Document, this Agreement, the Indenture and such other Transaction Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Indenture shall prevail and control and in any other case this Agreement shall prevail and control.

(ii)           Upon the execution of any supplemental Indenture under Article VIII of the Indenture, any provisions of this Agreement that are incorporated by reference, mutatis mutandis, as if fully set forth herein shall be modified in accordance therewith, and such supplemental Indenture shall form a part of this Agreement for all purposes; and every Lender theretofore and thereafter authenticated and delivered hereunder shall be bound thereby.

(iii)          (1) Other than any amendment or modification that could be effected under Article VIII of the Indenture without the consent of any Lenders, terms of this Agreement that are not related to provisions of the Indenture and that are terms uniquely affecting the Lenders may not be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower, the Loan Agent and a Majority of the Lenders; provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (with the Loans being directly affected thereby in the case of the following clause (A)), and without satisfying the Rating Condition, (A) extend any time fixed for the payment of any principal of the Loan, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or fees thereon, or reduce the principal amount thereof, or change the currency of payment thereof or change any Lender’s Commitment, (B) release all or substantially all of the Collateral (in each case, except as expressly provided in the Transaction Documents), (C) amend, modify or waive any provision of Section 9.6 (Payments Pro Rata) or subclause (a) of this Section 9.12 (Amendment or Waiver), (D) reduce the percentage specified in the definition of Majority (it being understood that, with the consent of a Majority of the Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of a Majority of the Lenders on substantially the same basis as the extensions of Commitments are included on the Closing Date), (E) assign or transfer the Borrower’s rights and obligations under this Agreement), (F) waive any mandatory prepayment of any Loan required pursuant to Section 3.3(a) (Repayments and Prepayments) or (G) amend, modify or waive any provision of Section 9.20 (No Petition); provided, further, that no such change, waiver, discharge or termination shall (i) increase the applicable interest rate on the Loans without satisfying the Rating Condition, (ii) increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications (otherwise permitted hereunder) of conditions precedent, covenants, Defaults or Events of Default shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender) or (iii) without the consent of the Loan Agent amend, modify or waive any provision of Article VII (The Trustee and the Loan Agent) or Section 3.6 (Subordination) as the same applies to the Loan Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Trustee, the Loan Agent and all future Holders of any Loan and any applicable Lender Note.

(2)            No change, waiver, discharge or termination of this Agreement shall affect in any manner, amend, waive or modify the terms of the Indenture.

(3)            In the case of any waiver, the Borrower, the Lenders and the Loan Agent shall be restored to their former position and rights hereunder and under the other Transaction Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing, to the extent so provided herein; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. In executing or accepting any change, waiver, discharge or termination of this Agreement permitted by this Section 9.12, the Loan Agent shall be entitled to receive, and (subject to Section 7.3 and 7.5 herein and the Indenture) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such change, waiver, discharge or termination is authorized or permitted by this Agreement and that all conditions precedent thereto have been satisfied. The Loan Agent shall not be liable for any reliance made in good faith upon such Opinion of Counsel.

The Trustee shall promptly forward notice of each waiver, amendment, supplement or modification under this Section 9.12 to [REDACTED] and [REDACTED].

Section 9.13    Survival. All indemnities set forth herein, including in Section 7.9 (Compensation and Reimbursement) and Section 9.1 (Payment of Expenses, etc.) shall survive the execution and delivery of this Agreement and the making and repayment of the Loan, the termination of this Agreement and the removal or resignation of any of the Agents.

Section 9.14    Domicile of the Loan. Subject to the limitations of Section 9.4 (Benefit of Agreement), each Lender may transfer and carry its Loan at, to or for the account of any branch office, Subsidiary or Affiliate of such Lender.

Section 9.15    Confidentiality. Subject to Section 9.4 (Benefit of Agreement), each Lender shall hold all non-public information obtained pursuant to the requirements of, or otherwise in connection with, this Agreement, in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices, and in any event may make disclosure reasonably required by any bona fide actual or potential transferee or participant in connection with the contemplated transfer of the Loans or participation therein or an Affiliate of such Lender (so long as such transferee, participant or Affiliate agrees to be bound by the provisions of this Section 9.15) or as required or requested by the NAIC or any governmental agency, central bank, regulatory authority, rating agency or representative thereof or pursuant to legal process; provided that in no event shall any Lender or any Affiliate thereof be obligated or required to return any materials furnished by the Borrower provided further, that notwithstanding any contrary agreement or understanding, the Collateral Manager, each Lender, the Borrower, the Agents (and each of their respective employees, representatives or other agents) may disclose to any and all Persons the tax treatment and tax structure of the transactions contemplated by this Agreement (and, for the avoidance of doubt, only those transactions contemplated by this Agreement) and all materials of any kind (including opinions or other tax analyses) that are provided to them relating to such tax treatment and tax structure. The foregoing provision shall apply from the beginning of discussions between the parties hereto. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. tax treatment of the transaction under applicable U.S. federal, state or local law, and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. tax treatment of the transaction under applicable U.S. federal, state or local law. A Person that ceases to be a Lender shall continue to abide by the provisions of this Section 9.15.

Section 9.16      Loan Register. (i) The Loan Agent shall maintain a register (the “Loan Register”) on which it shall record the names and addresses of each Lender, the principal amounts of (and stated interest on) the portion of the Loans (and transfers thereof) made by each such persons and each repayment in respect of the principal amount of (and stated interest on) the Loan. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower’s obligations in respect of the Loan. With respect to any Lender, the transfer of the rights to the principal of, and interest on, any Loan made by such Lender shall not be effective until such transfer is recorded on the Loan Register maintained by the Loan Agent with respect to ownership of such Loan as provided in this Section 9.16 and prior to such recordation all amounts owing to the transferor with respect to such Loan shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Loan shall be recorded by the Loan Agent on the Loan Register only upon the acceptance by the Loan Agent of a properly executed and delivered Assignment Agreement pursuant to Section 9.4(ii) (Benefit of Agreement). Each Lender shall promptly provide the Loan Agent any information reasonably requested by it for purposes of maintaining the Loan Register. The entries in the Loan Register shall be conclusive absent manifest error, and the parties shall treat each Person whose name is recorded in the Loan Register as the owner of such Loan for all purposes of this Agreement notwithstanding any notice to the contrary.

(ii)           Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts of (and stated interest on) each participant’s interest in the Loans or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Commitments, the Loan, or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, portion of the Loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury regulations (“Registered Form”) and Section 1.163-5(b) of the proposed United States Treasury regulations. Each participant shall provide the information, certifications or documentation requested pursuant to Section 9.18(i)(5) and (i)(6) to the Lender from which it is acquiring its participation. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, no Agent (in its capacity as Agent) shall have responsibility for maintaining a Participant Register.

Section 9.17      Marshalling; Recapture. None of the Loan Agent or any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any portion of, or all of, the Loan. To the extent any Lender receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or Federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Lender as of the date such initial payment, reduction or satisfaction occurred.

Section 9.18      Lender Representations, etc.; Non-Recourse Obligations. (i) By executing this Agreement, whether on the date hereof or pursuant to an assignment permitted hereunder, each Lender represents, warrants and covenants as follows:

   (1)            in connection with the Loan: (A) none of the Borrower, the Collateral Manager, the Trustee, the Note Administrator, the Loan Agent or any of their respective Affiliates is acting as a fiduciary or financial or investment adviser for such Lender; (B) such Lender is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Borrower, the Collateral Manager, the Trustee, the Note Administrator, the Loan Agent or any of their respective Affiliates other than any statements herein and in the Indenture, and such Lender has read and understands this Agreement and the Indenture; (C) such Lender has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to this Agreement and the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Borrower, the Collateral Manager, the Trustee, the Note Administrator, the Loan Agent or any of their respective Affiliates; (D) such Lender both (x) is not a broker-dealer which owns and invests on a discretionary basis less than $25 million in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(1)(D) or (a)(1)(E) of Rule 144A or a trust fund referred to in paragraph (a)(1)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by beneficiaries of the plan and (y) satisfies the Eligible Lender Criteria; (E) such Lender was not formed for the purpose of acquiring the Loans (or a portion thereof) and is acquiring such interest for its own account; (F) such Lender will hold and transfer the Loan in accordance with the denomination requirements of Section 2.1(iii); (G) such Lender is a sophisticated investor and is making the Loans with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks and (H) such Lender will provide notice of the relevant transfer restrictions to subsequent transferees;

(2)       on each day from the date on which such Lender acquires its interest in the Loans through and including the date on which such Lender disposes of such interest, (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such an employee benefit plan’s or other plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) its purchase, holding and disposition of such interest do not and will not constitute or otherwise give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a non-exempt violation of Similar Law;

Each Plan or other plan subject to Similar Law that purchases or acquires any Loan or interest therein, will be deemed to represent, acknowledge and agree that none of the Borrower, the Loan Agent, the Trustee, the Note Administrator, the Custodian, the Servicer, the Special Servicer, the Collateral Manager, or any persons providing marketing services on their behalf, or any of their respective affiliates has provided any investment advice, or is otherwise acting in any fiduciary capacity (whether under ERISA, Section 4975 of the Code or otherwise), in connection with the plan’s acquisition of any such Loan or interest therein;

Any purported transfer of an interest in the Loans not in accordance with Section 9.18(i)(2) shall be null and void and shall not be given effect for any purpose hereunder.

(3)       the Lender has not assigned and will not assign any of its rights under this Agreement to anyone who fails to satisfy the Eligible Lender Criteria, and each party to whom it assigns any or all of its rights under this Agreement shall be required to represent and warrant to the Borrower on the date it becomes a party to this Agreement that it meets the Eligible Lender Criteria and that it has not assigned or will not assign any or all of its rights under this Agreement to anyone that does not meet the Eligible Lender Criteria;

(4)       such Lender will timely furnish the Borrower, the Trustee or their agents any tax form or certification (such as IRS Form W-9 or the applicable IRS Form W-8 (including all required attachments) or any successor to such IRS form) that the Borrower, the Trustee or their agents may reasonably request, and any documentation, agreements, certifications or information that is reasonably requested by the Borrower, the Trustee or their agents to enable the Borrower or its agents to (A) to make payments to it without, or at a reduced rate of, deduction or withholding, (B) to qualify for a reduced rate of withholding or deduction in any jurisdiction from or through which the Borrower or its agents receive payments, and (C) to satisfy reporting and other obligations under the Code and Treasury Regulations (including any cost basis reporting obligations), or any other tax law, and shall update or replace such documentation and information as appropriate or in accordance with its terms or subsequent amendments. Such Lender acknowledges that the failure to provide, update or replace any such documentation or information may result in the imposition of withholding or back up withholding upon payments to such Lender. Amounts withheld pursuant to applicable tax laws will be treated as having been paid to a Lender by the Borrower unless otherwise required by applicable law. In addition, such Lender agrees that the Issuer may provide information to the IRS or any other taxing authority regarding such Lender’s Loan to the Borrower;

(5)       [reserved];

(6)       each Lender confirms that (i) it has had the opportunity to ask questions of, and receive answers from the Borrower concerning the Class A Loans and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class A Loans that the Borrower possesses or can possess without unreasonable effort or expense, (ii) it has undertaken its own independent analysis of the investment in the Class A Loans and (iii) it agrees to be bound by the representations and restrictions on transfer set forth herein;

(7)       Lender is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Borrower, the Loan Agent, the Servicer, the Special Servicer, the Trustee or the Note Administrator (nor, without limitation, any attorney, accountant, adviser, representative or other agent of any of the foregoing) other than any representations expressly set forth in a written agreement with such party;

(8)       Lender has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to this Agreement or the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Borrower, the Loan Agent, the Servicer, the Special Servicer, the Trustee or the Note Administrator (or, without limitation, any attorney, accountant, adviser, representative or other agent of any of the foregoing), and that no advice or opinion has been given or rendered by any such person as to the characterization of the Loans for U.S. federal or state tax purposes;

(9)       Lender has been provided with disclosure regarding the following: (i) each of the Servicer, the Special Servicer and the Collateral Manager are subsidiaries of Lument Real Estate Capital Holdings, LLC (ii) ORIX RE Holdings, LLC, a wholly owned subsidiary of ORIX Corporation USA, and an entity managed by OCU Manager, LLC, is expected to purchase certain class of notes to be issued under the indenture and (iii) LMF 2023-1 Holder, LLC, a wholly owned subsidiary of Lument Finance Trust, Inc., an entity managed by the Collateral Manger, is expected to acquire the equity interest in the Borrower and certain subordinated notes issued under the Indenture; and

(10)     (a) Lender is a sophisticated lender with respect to the transaction, (b) Lender has, or has access to, such information as it deems appropriate under the circumstances concerning, among other things, the Borrower’s business and financial condition to make an informed decision regarding the making of the Loan, and (c) Lender has independently and without reliance on the Borrower, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into the transaction, except that Lender has relied upon the express representations, warranties, covenants, agreements and indemnities made by the Borrower in this Agreement and the other Transaction Documents. Lender has not relied, and will not rely, on the Borrower to furnish or make available any documents or other information regarding the credit, affairs, financial condition, or business of the Borrower, or any other matter concerning the Borrower. Lender acknowledges that (i) the Borrower currently may have, and later may come into possession of, information regarding the Loan or the Borrower that is not known to it and that may be material to a decision to enter into the transaction (“Excluded Information”), (ii) it has determined to enter into the Transaction notwithstanding its lack of knowledge of the Excluded Information, and (iii) the Borrower shall have no liability to it, and it hereby to the extent permitted by law waives and releases any claims it may have against the Borrower, with respect to the nondisclosure of the Excluded Information; provided that the Excluded Information shall not and does not affect the truth or accuracy of the representations or warranties of such party in this Agreement or the other Transaction Documents.

(ii)           Each Lender understands that the Borrower, the Loan Agent, the Trustee, the Note Administrator, the Collateral Manager and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance. As of the Closing Date, the originating Lender represents that it is a national banking association, chartered and regulated by the Office of the Comptroller of the Currency, and that it is in the business of, among other things, extending credit in the form of commercial loans. In this regard, each Lender represents that it is extending credit under the Agreement as part of its commercial lending business and that it has performed what it views as the required credit underwriting in respect of extending credit under the Agreement. Each Lender acknowledges that it has been given access to such information as was necessary for it to conduct such credit underwriting. Each Lender further acknowledges, to its reasonable knowledge, that there has not been a distribution of Borrower’s credit obligations under the Agreement and that there is no current market for the purchase or sale of the Borrower’s obligations to such Lender. Each Lender acknowledges that it has no expectation that its extension of credit under the Agreement would be treated as the purchase of a “security” under the U.S. securities laws and that it is not extending credit in reliance on, or expectation of, any protection that may be provided by such securities laws.

(iii)          The Loan Agent, the Trustee and each Lender covenants and agrees that the obligations of the Borrower under the Loans and this Agreement are from time to time and at any time limited recourse obligations of the Borrower, payable solely from the Collateral in accordance with the terms of the Transaction Documents, and, following repayment and realization of the Collateral, any claims of the Loan Agent or the Lenders and obligations of the Borrower hereunder shall be extinguished and shall not thereafter revive, in accordance with Section 7.5 of the Indenture. Notwithstanding any other provision in this Agreement, no recourse shall be had for the payment of any amount owing in respect of the Loans against any member, shareholder, owner, employee, officer, director, manager, advisor, agent or incorporator or organizer of the Borrower or Collateral Manager or their respective successors or assigns for any amounts payable under the Loan, this Agreement or the Indenture. It is understood that the foregoing provisions of this Section 9.18(iii) shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Loans until the Collateral has been realized, whereupon any outstanding indebtedness or obligation shall be extinguished and shall not thereafter revive. The provisions of this Section 9.18(iii) shall survive the termination of this Agreement.

Section 9.19    No Petition. Subject to Section 5.4(d) in the Indenture:

(i)            the Trustee, the Loan Agent and each Lender or holder of an interest herein hereby covenants and agrees that it shall not institute against, or join any other Person in instituting against, the Borrower or any Subsidiary until one (1) year (or if longer, the then applicable preference period) and one day after the Class A Loans have been paid in full, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

(ii)           This Section 9.19 shall survive the termination of this Agreement and the payment of all amounts payable hereunder.

Section 9.20    The Collateral Manager. The Collateral Manager is entitled to conclusively rely upon the information available to it at the time of any exercise of judgment, discretion, determination, redetermination or certification made by it hereunder (which exercise of judgment, discretion, determination, redetermination or certification may be supported as to factual matters by any relevant certificates and other documents necessary or advisable in the judgment of the Collateral Manager) and shall be fully protected in making or exercising, as applicable, such judgment, discretion, determination, redetermination of certification in accordance with the standard of care set forth in the Collateral Management Agreement.

Section 9.21    Acknowledgment. The Borrower hereby acknowledges that none of the parties hereto has any fiduciary relationship with or fiduciary duty to the Borrower pursuant to the terms of this Agreement, and the relationship between the Trustee, the Lenders and the Loan Agent on the one hand, and the Borrower, on the other hand, in connection herewith is solely that of debtor and creditor.

Section 9.22    Limitation on Suits. No Lender shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Agreement or the Indenture except as permitted under Article V in the Indenture.

Section 9.23    Unconditional Rights of Lenders to Receive Principal and Interest. Notwithstanding any other provision in this Agreement, the Lenders shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on the Loans as such principal and interest become due and payable in accordance with the Priority of Payments and Section 3.6 (Subordination) and Section 9.20 (No Petition), and, subject to the provisions of Section 9.22 (Limitation on Suits), to institute proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Lender.

Section 9.24    Termination of Agreement. Without prejudice to any provision of the Indenture, this Agreement and all rights and obligations hereunder, other than those expressly specified as surviving the termination of the Agreement and the repayment of the Loans and those set forth in Sections 2.7, 4.2, 5.4(d), 5.9, 5.18, 6.7 and 7.3 of the Indenture with respect to the Lenders, the Loans or the Loan Agent, shall terminate on the Stated Maturity Date applicable to the Loan.

Section 9.25    Lender Information; Voting. (i) Notice to Lenders shall be provided as set forth in Section 14.3 of the Indenture (Notices).

(ii)           Promptly after the Loan Agent is notified in writing or a Trust Officer of the Loan Agent obtains knowledge that the holders of any of the Loans are entitled to vote with respect to any matter, the Loan Agent shall give written notice to the Lenders and the Loan Agent stating: (i) the issue to be voted upon, (ii) the date and time by which Holders of such Loan must cast their votes, and (iii) the date and time by which such Holders of such Loans may instruct the Loan Agent how to vote, which date and time shall be not later than 24 hours before the Lenders must vote.

(iii)          The Loan Agent shall vote such portions of the Loans whenever the holders thereof shall be entitled to vote thereon in proportion to the instructions received from Lenders (based on the respective interests in the Loan) if such instruction has been received by the Loan Agent by the date and time indicated in the notice described in clause (b) above; provided, however that the Loan Agent shall refrain from voting Loan in the proportion of the interest therein represented by Lenders from whom the Loan Agent does not obtain such instructions by such date and time.

Section 9.26    Treatment as Debt. By executing this Agreement, whether on the date hereof or pursuant to an assignment permitted hereunder, the Borrower and each Lender covenants and agrees to treat the Loans as indebtedness for all U.S. federal, state and local income and franchise tax purposes and will take no action inconsistent with such treatment unless required by law.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

LMF 2023-1, LLC, as Borrower

By:	/s/ James A. Briggs
Name: James A. Briggs
Title: Chief Financial Officer and Treasurer

[Signature page to Credit Agreement]

COMPUTERSHARE TRUST COMPANY, N.A., as Loan Agent

By:	/s/ William Wood
Name: William Wood
Title: Vice President

Notice Address:

9062 Old Annapolis Road
Columbia, MD 21045
Attention: CLO Trust Services – LMF 2023-1, LLC

[Signature page to Credit Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Jacob Stapleford
Name: Jacob Stapleford
Title: Assistant Vice President

[Signature page to Credit Agreement]

Massachusetts Mutual Life Insurance Company, as Lead Lender

By:	/s/ Philip Titolo
Name: Philip Titolo
Title: Head of Direct Private Investments

[Signature page to Credit Agreement]

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY, as Lender

By:	/s/ Kelly Kowalski
Name: Kelly Kowalski
Title: Vice President

[Signature page to Credit Agreement]

ANNEX I

DEFINITIONS

Any defined terms used herein shall have the respective meanings set forth herein. “Agent” has the meaning assigned to such term in Section 7.2 (Appointment).

“Aggregate Commitment” means (i) as of the Closing Date, $270,400,000 and (ii) upon an amendment of Schedule 1 to this Agreement pursuant to Section 2.1(iii) (Commitments of Each Lender), such other amount as may be set forth on such Schedule 1 (as so amended).

“Agreement” has the meaning assigned to such term in the preamble.

“Applicable Law” with respect to any Person or matter means any law, rule, regulation, order, decree or other requirement having the force of law relating to such Person or matter and, where applicable, any interpretation thereof by any Person having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

“Assignment Agreement” has the meaning assigned to such term in Section 9.4(iii) (Benefit of Agreement).

“Bank” means Computershare Trust Company, National Association, a national banking association.

“Bankruptcy Action” shall mean with respect to any Person (a) if such Person shall make an assignment for the benefit of creditors, (b) if a custodian, receiver, liquidator, examiner or trustee shall be appointed for such Person, (c) if such Person shall be adjudicated a bankrupt or insolvent, (d) if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, such Person or (e) if any proceeding for the dissolution or liquidation of such Person or such other guarantor or indemnitor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by such Person, upon the same not being discharged stayed or dismissed within sixty (60) days.

“Bankruptcy Law” means the federal Bankruptcy Code, Title 11 of the United States Code and any successor statute or any other applicable federal or state bankruptcy law or similar law.

“Borrower” has the meaning assigned to such term in the preamble.

“Borrowing” means each Loan made by all Lenders on the Closing Date in accordance with Section 3.1 (Borrowing Procedure).

“Calculation Agent” means the Note Administrator in its capacity as calculation agent under this Agreement and under the other Transaction Documents and any successor thereto in such capacity.

[Signature page to Credit Agreement]

“Collateral Documents” means the Indenture, the Securities Account Control Agreement and any other agreement, instrument or document executed and delivered by or on behalf of the Borrower in connection with the foregoing or pursuant to which a Lien is granted in accordance with the terms of the Indenture as security for the Loan.

“Collateral Management Agreement” has the meaning set forth in the Indenture.

“Collateral Manager” means Lument Investment Management, LLC, a Delaware limited liability company, in its capacity as portfolio manager to the Borrower under the Collateral Management Agreement, unless and until a successor Person manager shall have become the Collateral Manager pursuant to the Collateral Management Agreement, and thereafter “Collateral Manager” shall mean such successor Person.

“Commitment” has the meaning assigned to such term in Section 2.1 (Commitments of Each Lender).

“Conduit Lender” means a Lender which is either (i) an asset-backed commercial paper conduit or (ii) an entity which will fund its portion of the Loans hereunder by borrowing (directly or through intermediate special purpose entities) from a specified financing conduit (in which case the term “Conduit Lender” (or “Lender” to the extent referring to such a Conduit Lender) shall be deemed to refer collectively to such Lender and its related financing conduit). Each Conduit Lender shall be identified as such on the signature page hereto or in an Assignment Agreement.

“Confirmation of Registration” means, with respect to an uncertificated interest in the Loan, a confirmation of registration, substantially in the form of Exhibit C, provided to the owner thereof upon request promptly after the registration thereof in the Loan Register by the Loan Agent.

“Corporate Trust Office” means the address for the Loan Agent set forth in Schedule 2 hereto or such other address as the Loan Agent may designate from time to time by notice to the Class A Lenders and the parties hereto.

“Default” means any condition or event which, with the giving of notice or lapse of time or both, would unless cured or waived, constitute an Event of Default.

“Dollar” or “$” means dollars in lawful currency of the United States of America. “Event of Default” has the meaning assigned to such term in Section 6.1 (Events of Default).

Annex I-2

“Eligible Lender Criteria” means the criteria that shall be satisfied if a Lender or perspective transferee of any Loan is both (i) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended, and (ii) a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act of 1940, as amended, or an entity owned exclusively by one or more such “qualified purchasers”. Notwithstanding the foregoing, no Person shall (or be deemed to) satisfy the Eligible Lender Criteria if such Person (i) is the subject of any Bankruptcy Action; or (ii) is a Person (A) listed in the annex to, or who is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the “Executive Order”); (B) that is owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (C) with whom a Person is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order; (D) who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; (E) that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website or at any replacement website or other replacement official publication of such list; or (F) who is an Affiliate of a Person listed in clauses (A) through (E) above.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Fee Letters” means collectively, (i) the engagement letter between the Borrower (or the Collateral Manager on behalf of the Borrower) and the Bank relating to the Notes, the Loans and the transactions contemplated by the Indenture and this Agreement and (ii) the fee letter between the Borrower and the Lead Lender on the date hereof.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Indenture” means that certain Indenture and Security Agreement, dated as of July 12, 2023, among the Borrower, as issuer, Lument Commercial Mortgage Trust, as advancing agent, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, N.A., as note administrator and as custodian, as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof.

“Lender” means any of the creditors that are parties to this Agreement, including each initial Lender and each Person which becomes an assignee pursuant to Section 9.4(ii) (Benefit of Agreement).

“Lender Note” has the meaning assigned to such term in Section 3.2 (Lender Note).

“Lien” means, with respect to any asset, any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale, sale subject to a repurchase obligation or other title retention agreement relating to such asset, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” has the meaning assigned to such term in Section 2.1 (Commitments of Each Lender).

Annex I-3

“Loan Date” has the meaning set forth in Section 3.1(a).

“Loan Register” has the meaning assigned to such term in Section 9.16 (Loan Register).

“Mandatory Prepayment” has the meaning assigned to such term in Section 3.3(c) (Mandatory Prepayment).

“Mortgage Asset Purchase Agreement” has the meaning set forth in the Indenture.

“Non-call Period” has the meaning set forth in the Indenture.

“Officer’s Certificate” means a certificate signed on behalf of the Borrower by one or more officers thereof.

“Optional Prepayment” means a repayment pursuant to Section 3.3(d) (Optional Prepayment).

“Percentage” of any Lender means, at any time: (a) with respect to the aggregate amount of Commitments of all Lenders to make the Loans at such time, the percentage which such Lender’s Commitment to make the Loan, if any, is of the aggregate amount of Commitments of all Lenders to make the Loans at such time; and (b) with respect to the aggregate amount of the Loans which are outstanding at such time, the percentage which the aggregate principal amount of such Lender’s portion of the Loans is of the total principal amount of the Loans at such time; in each case as shown on Schedule 1 to this Agreement (or, in the case of any Lender which becomes a Lender pursuant to any Assignment Agreement, as provided in such Assignment Agreement) and in all cases as changed from time to time as a consequence of Assignment Agreements pursuant to Section 9.6(ii) (Benefit of Agreement) and as reflected in the books and records of the Loan Agent at such time.

“Person” means an individual, a corporation, a partnership, exempted limited partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

“Plan” has the meaning assigned to such term in Section 9.18(i).

“Regulation D” means, unless otherwise indicated, Regulation D of the FRS Board as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

“Resolutions” means a resolution (including action by written consent) of the board, general partner, manager, managing member or other applicable party of the Borrower.

“Securities Account Control Agreement” means the Securities Account Control Agreement, dated as of the Closing Date, between, amongst others, the Borrower, as issuer, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, N.A., as securities intermediary.

Annex I-4

“Servicer” means Lument Real Estate Capital, LLC, a Delaware limited liability company, solely in its capacity as servicer under the Servicing Agreement, together with its permitted successors and assigns or any successor Person that shall have become the servicer pursuant to the appropriate provisions of the Servicing Agreement.

“Servicing Agreement” has the meaning set forth in the Indenture.

“Similar Law” has the meaning assigned to such term in Section 9.18(i)(2).

“Special Servicer” means Lument Real Estate Capital, LLC, a Delaware limited liability company, solely in its capacity as special servicer under the Servicing Agreement, together with its permitted successors and assigns or any successor Person that shall have become the special servicer pursuant to the appropriate provisions of the Servicing Agreement.

“Subsidiary” means at any time, with respect to any Person (the “parent”), any corporation, association, partnership, limited liability company or other business entity (a) of which securities or other ownership interests representing more than 50% of the ordinary voting power to elect the board of directors, general partner, or comparable body of such corporation, association, partnership or other business entity or, in the case of a partnership, ownership interests representing more than 50% of the interests of such partnership (irrespective of whether at the time securities or other ownership interests of any other class or classes of such corporation, association, partnership or other business entity shall or might have voting power solely upon the occurrence of any contingency) are, at such time owned directly or indirectly by the parent, by one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent and (b) which is also required at such time under GAAP to be consolidated with the parent.

“Taxes” means any tax, levy, impost, duty, charge or assessment of any nature (including interest, penalties and additions thereto) imposed by any governmental taxing authority.

“Transaction Documents” has the meaning set forth in the Indenture.

“United States” or “U.S.” means the United States of America, its 50 States, the District of Columbia and the Commonwealth of Puerto Rico.

“U.S. Person” and “U.S. Persons” has the meaning specified in Regulation S.

[Remainder of page intentionally left blank]

Annex I-5

EXHIBIT A

$	New York, New York
_____ __,

FOR VALUE RECEIVED, LMF 2023-1, LLC (the “Borrower”) hereby promises to pay to [___] or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the Payment Office initially located at c/o [_________], Attention: Transfer Unit on each Payment Date, in accordance with the Priority of Payments set forth in the Indenture (as defined below) the principal sum of ___________ DOLLARS ($ ______________) or, if less, the unpaid principal amount of all Loan made by the Lender pursuant to the Agreement (as defined below), payable at such times and in such amounts as are specified in the Agreement. Terms used but not defined herein shall have their respective meaning set forth in the Agreement and the Indenture and Security Agreement, dated as of July 12, 2023, among the Borrower, as issuer, Lument Commercial Mortgage Trust, as advancing agent, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, N.A., as note administrator and as custodian (as amended, supplemented or otherwise modified from time to time, the “Indenture”), as applicable. References to the “Borrower” taking any action, having any power or authority or owning, holding or dealing with any asset shall be construed as a reference to such party, as the context may require.

The Borrower also promises to pay interest on the unpaid principal amount of each Class A Loan made by the Lenders in like money at said office from the date hereof until paid at the rates and at the times provided in the Indenture and Article III of the Agreement, as applicable.

This Lender Note is the Lender Note referred to in the Credit Agreement, dated as of July 12, 2023, among the Borrower, the lenders from time to time party thereto (including the Lead Lender as defined therein), Massachusetts Mutual Life Insurance Company, as Lead Lender and Computershare Trust Company, N.A., as Loan Agent (as amended, restated, modified and/or supplemented from time to time, the “Agreement”) and is entitled to the benefits thereof and of the other Transaction Documents. This Lender Note is secured by the Indenture. As provided in the Agreement, this Lender Note is subject to voluntary prepayment and mandatory repayment prior to the final Payment Date, in accordance with the Priority of Payments as provided in Section 3.3 of the Agreement and the Indenture.

This Lender Note shall be deemed modified from time to time in accordance with Section 7.8 and Section 8.4 of the Indenture.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Lender Note may be declared to be due and payable in the manner and with the effect provided in the Agreement and the Indenture.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Lender Note.

This Lender Note is subject to the terms of the Indenture and the Agreement, including without limitation Section 9.20 of the Agreement.

Ex. A-1

THIS LENDER NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING.

[Remainder of page intentionally left blank]

Ex. A-2

LMF 2023-1, LLC, as Borrower

By:
Name:
Title:

Ex. A-3

EXHIBIT B

Form of Assignment Agreement

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignee] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Loan Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.            Assignor: _______________________

2.            Assignee: _______________________

[Address] _______________

[Contact Information] _____

[Wire Instructions] ________

3.            Borrower: LMF 2023-1, LLC

Ex. B-1

4.	Loan Agent: Computershare Trust Company, N.A., as the Loan Agent under the Credit Agreement.

5.	Credit Agreement: The Credit Agreement, dated as of July 12, 2023, between among others, LMF 2023-1, LLC, as Borrower and the Lenders from time to time party thereto (including the Lead Lender as define therein).

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment for all Lenders	Amount of Commitment Assigned	Percentage Assigned of Commitment[1]
Loan	$	$	%

Effective Date: _____________, 20___ (the “Effective Date”)

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title: Authorized Signatory

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

1 Set forth, to at least 9 decimals, as a percentage of the Commitment of all Lenders thereunder.

Ex. B-2

Receipt acknowledged by:

COMPUTERSHARE TRUST COMPANY, N.A.,
as Loan Agent

By:
Name:
Title:

Consented to:

LMF 2023-1, LLC,
as Borrower

By:
Name:
Title:

Ex. B-3

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.            Representations and Warranties.

1.1.            Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of their respective subsidiaries or Affiliates or any other Person obligated in respect of any Transaction Document or (iv) the performance or observance by the Borrower, any of their respective subsidiaries or Affiliates or any other Person of any of their respective obligations under any Transaction Document.

1.2.            Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement (ii) it meets the requirements of Section 3.1(b) of the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement, the Indenture and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Loan Agent or any Lender; and (b) agrees that (i) it will, independently and without reliance on the Loan Agent, the Assignor or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender, including the requirements described in Section 9.18.

2.            Payments. From and after the Effective Date, the Borrower shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Loan Agent for the benefit of (x) the Assignor for amounts which have accrued to but excluding the Effective Date and to (y) the Assignee for amounts which have accrued from and after the Effective Date.

Ex. B-4

3.            General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

4.            Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING.

Ex. B-5

EXHIBIT C

Confirmation of registration

[n]

CONFIRMATION NUMBER: [n]

Holder’s Name	[Insert Date]

Address

City, State, ZIP Code

We hereby confirm that the Loan Agent has registered an interest in the Loan in the Aggregate Outstanding Amount and in the name specified below in the Loan Register. This Confirmation of Registration is provided for informational purposes only; ownership of the Loan shall be determined conclusively by the Loan Register. To the extent of any conflict between this Confirmation of Registration and the Loan Register, the Loan Register shall control. This is not a security certificate.

Capitalized terms used in this Confirmation of Registration have the meanings given them in the Credit Agreement, dated July 12, 2023, among LMF 2023-1, LLC, as borrower, MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY as Lead Lender (“Lead Lender”), COMPUTERSHARE TRUST COMPANY, N.A., as Loan Agent (“Loan Agent”), and various financial institutions and other persons which are, or may become, parties thereto as lenders (together with the Lead Lender, the “Lenders” and each a “Lender”).

Aggregate Principal Amount: U.S.$[n]_____________________________

Registered Name:_____________________________________________

COMPUTERSHARE TRUST COMPANY, N.A., as Loan Agent

By:
Name:
Title:

Ex. C-1

SCHEDULE 1

Commitments and Percentages

Lender	Commitment Percentage	Commitment Amount
Massachusetts Mutual Life Insurance Company	85.21%	$230,400,000
MassMutual Ascend Life Insurance Company	14.79%	$40,000,000
Total:	100%	$270,400,000

Sch. 1-1

SCHEDULE 2

Lending Offices and Notice Data

Note Administrator

Computershare Trust Company, N.A.:

For Note transfer purposes and presentment of the Notes for final payment thereon:

Computershare Trust Company, N.A.
Corporate Trust Services Division
1505 Energy Park Drive

St. Paul, MN 55108
Attention: CLO Trust Services - LMF 2023-1, LLC

For all other purposes:

Computershare Trust Company, N.A
9062 Old Annapolis Road
Columbia, MD 21045
Attention: CLO Trust Services – LMF 2023-1, LLC

Loan Agent

Computershare Trust Company, N.A.:

For Note transfer purposes and presentment of the Notes for final payment thereon:

Computershare Trust Company, N.A.
CCT Division
1505 Energy Park Drive

St. Paul, MN 55108
Attention: CLO Trust Services - LMF 2023-1, LLC

For all other purposes:

Computershare Trust Company, N.A
CCT Division

9062 Old Annapolis Road
Columbia, MD 21045
Attention: CLO Trust Services - LMF 2023-1, LLC

Sch. 3-1

Borrower

LMF 2023-1, LLC:

LMF 2023-1, LLC

c/o Lument Investment Management, LLC

230 Park Avenue, 20th Floor

New York, NY 10169

Attention: General Counsel

with a copy to:

c/o Lument Investment Management

10 W. Broad Street, 8th Floor

Columbus, Ohio 43215

Attention: General Counsel

Email: general.counsel@lument.com

Collateral Manager

Lument Investment Management, LLC:

Lument Investment Management, LLC

230 Park Avenue, 20th Floor

New York, NY 10169

Attention: General Counsel

with a copy to:

c/o Lument Investment Management

10 W. Broad Street, 8th Floor

Columbus, Ohio 43215

Attention: General Counsel

Email: general.counsel@lument.com

Rating Agency

Notices to the Rating Agencies shall be sufficient for every purpose hereunder when received by the Rating Agencies (unless otherwise herein expressly provided) at (i) with respect to [REDACTED], [REDACTED], Attention: [REDACTED], (or by electronic mail at [REDACTED]) and (ii) with respect to [REDACTED], [REDACTED], Attention: [REDACTED] (or by electronic mail at [REDACTED])

Sch. 2-2

Lead Lender

Massachusetts Mutual Life Insurance Company:

Massachusetts Mutual Life Insurance Company

10 Fan Pier Blvd.

Boston MA 02210

Email: DPITeam@massmutual.com

Attention: Dadong Yan (DYan27@massmutual.com)

with a copy to:

Massachusetts Mutual Life Insurance Company
10 Fan Pier Blvd.
Boston, MA 02210
Telephone (617) 695-4015
Attention: Melissa Waite, Corporate Law Department
(MWaite47@massmutual.com)

Lender

MassMutual Ascend Life Insurance Company:

MassMutual Ascend Life Insurance Company
10 Fan Pier Blvd.
Boston MA 02210
Email: DPITeam@massmutual.com
Attention: Eric Partian (EPartlan@massmutual.com)

with a copy to:

Massachusetts Mutual Life Insurance Company
10 Fan Pier Blvd.
Boston MA 02210
Email: DPITeam@massmutual.com
Attention: Dadong Yan (DYan27@massmutual.com)

with a further copy to:

Massachusetts Mutual Life Insurance Company
10 Fan Pier Blvd.
Boston MA 02210
Email: DPITeam@massmutual.com
Attention: Jaime Genua (JGenua@massmutual.com)

Sch. 2-3

SCHEDULE 3

Massachusetts Mutual Life Insurance Company USD Wire Instructions

Principal, Interest, Utilization and Unused Fees:

Bank: [REDACTED]
ABA #: [REDACTED]
Account Name: [REDACTED]

Account Number: [REDACTED]
RE: LMF 2023-1, LLC, [principal], [interest]

MassMutual Ascend Life Insurance Company USD Wire Instructions

Principal, Interest, Utilization and Unused Fees:

Bank Name: [REDACTED]
ABA #: [REDACTED]
Account Name: [REDACTED]

Account Number: [REDACTED]
RE: LMF 2023-1, LLC, [principal], [interest]

Sch. 3-1